UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23100

BERNSTEIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2021

Date of reporting period: September 30, 2021

ITEM 1. REPORTS TO STOCKHOLDERS.

BERNSTEIN FUND, INC.

Small Cap Core Portfolio

International Small Cap Portfolio

International Strategic Equities Portfolio

ANNUAL REPORT

SEPTEMBER 30, 2021

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, each Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at 800.221.5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Before investing in any portfolio of the Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolios’ prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please call (collect) 212.486.5800.

This shareholder report must be preceded or accompanied by the Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—November 15, 2021

On the following pages, you will find the 2021 annual report for the Portfolios (collectively, the “Portfolios”, and individually, a “Portfolio”) of the Bernstein Fund, Inc. (the “Bernstein Fund”). The annual report covers the six- and 12-month periods ended September 30, 2021, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

Global equities recorded strong double-digit returns over the 12-month period ended September 30, 2021. Accommodative monetary policy, widespread vaccination distribution, and strong company earnings growth supported equity markets throughout most of the period, but volatility increased recently as the accelerating economic recovery triggered inflationary fears.

Fixed-income market returns were mixed. Low interest rates set the stage for the continued outperformance of risk assets, led by high-yield emerging-market and developed-market US and European corporate bonds, along with high-yield emerging-market sovereign bonds.

The skew of risks around global growth has shifted markedly in recent months: from widespread optimism and upside risks to a more sober assessment of the outlook. We continue to be mindful of a more challenging growth/inflation mix and a less certain outlook for monetary policy.

China’s property market, the US debt ceiling, and soaring energy prices in Europe all cloud the outlook. We’re also concerned that supply-side dislocations stemming from COVID-19 could be more pervasive than expected.

As always, our portfolio teams are focused on balancing the opportunity for long-term growth with managing risk in the short term and responding nimbly to this fast-changing environment. Thank you for your continued confidence in our approach.

If you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success.

Sincerely,

Beata D. Kirr

President

Bernstein Fund, Inc.

Small Cap Core Portfolio

Investment Objectives and Strategy

The Portfolio seeks to provide long-term growth of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies or other securities or instruments with similar economic characteristics, including derivatives related to equity securities. Equity securities are primarily common stocks, although, for purposes of the 80% policy, equity securities may also include preferred stocks, warrants, convertible securities, sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and equity real estate investment trusts (“REITs”). You will be notified at least 60 days prior to any change to the Portfolio’s 80% investment policy.

AllianceBernstein L.P. serves as the Portfolio’s investment manager (the “Adviser”). The Adviser invests the assets of the Portfolio primarily in a diversified portfolio of equity securities of small-capitalization companies located in the US. The Portfolio defines small-capitalization companies as those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2000 Index (“Russell 2000”) and the largest company in the Russell 2000. The market capitalization of the companies included in the Portfolio’s definition of “small-capitalization” companies changes over time as the capitalization of the securities included in the Russell 2000 changes.

The Adviser utilizes both quantitative analysis and fundamental research to determine which securities will be held by the Portfolio and to manage risk. The Adviser applies quantitative analysis to all of the securities in the Portfolio’s research universe, which is composed primarily of securities in the Portfolio’s benchmark. Those securities that score highly on this quantitative analysis are then screened to eliminate those securities that the Adviser is recommending against

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Portfolio Manager Commentary (continued)

purchasing based on its fundamental research, and a portfolio is constructed from the remaining highly ranked securities based on diversification and risk considerations. In its quantitative analysis, the Adviser considers a number of metrics that have historically provided some indication of favorable future returns, including metrics relating to valuation, quality, investor behavior and earnings growth. In general, stocks are purchased when, in the view of the Adviser, they provide the highest expected returns, considering their contribution to the estimated risk of the Portfolio’s existing investments. Typically, growth in the size of a company’s market capitalization relative to other domestically traded companies does not cause the Adviser to dispose of the security. The Adviser expects to seek to manage the overall portfolio volatility of the Portfolio relative to the Russell 2000 by favoring securities that offer the best balance between return and targeted risk.

The Portfolio may also invest in exchange-traded funds (“ETFs”) and other investment companies from time to time.

The Portfolio expects to utilize derivatives, such as options, futures contracts, forwards and swaps. For example, the Portfolio may use stock index futures contracts to equitize cash. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposure.

Investment Results

The table on page 9 shows the Portfolio’s performance compared to its benchmark, the Russell 2000 Index, for the six- and 12-month periods ended September 30, 2021. The table also includes the Portfolio’s peer group, as represented by the Lipper Small-Cap Core Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

During the 12-month period, SCB Class and Advisor Class shares underperformed the benchmark, while Class Z shares outperformed, and all share classes underperformed the Lipper Average. US small-cap markets staged a historic rally during the period with the Russell 2000 Index ending the 12-month period up 47.68%. The Portfolio mostly kept up with the rally with the SCB Class ending the 12-month period at 47.30%. During the fourth quarter of 2020, positive vaccine news helped investors look forward to the end of the pandemic and triggered a sharp small-cap market rally, driven by appreciation in lower quality stocks. The Portfolio lagged during the quarter as the Portfolio remained underweight to low-quality stocks as part of the Portfolio’s long-term strategy. As the rally broadened out to include higher quality stocks, the Portfolio started to outperform.

Around May 2021, uncertainty in the markets increased for a multitude of reasons including the increasing delta variant infection rates, US Federal Reserve tapering signals, China’s regulatory crackdown, US debt ceiling worries, supply-chain disruptions and inflation proving more persistent than expected. The Portfolio’s exposure to high profitability and defensive characteristics helped the Portfolio outperform during this period. All share classes of the Portfolio outperformed both the benchmark and Lipper Average during the six-month reporting period.

The Portfolio maintained long-term exposure to attractive valuation, high profitability and positive-sentiment stocks, which tend to outperform over the long term. During the 12-month reporting period, exposure to large-size and high-liquidity factors and stock selection within the energy and materials sectors detracted from performance, relative to the benchmark. An underweight to the health-care sector, stock selection within the financials and consumer-discretionary sectors, as well as exposure to high-profitability, and favorable sentiment factors contributed to performance.

The Portfolio utilized derivatives in the form of futures for investment purposes, which added to absolute returns for the 12-month period, but detracted for the six-month period.

International Small Cap Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide long-term growth of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies or other securities or instruments with similar economic characteristics, including derivatives related to equity securities. Equity securities are primarily common stocks, although, for purposes of the 80% policy, equity securities may also include preferred stocks, warrants, convertible securities, sponsored or unsponsored ADRs and GDRs and equity REITs. You will be notified at least 60 days prior to any change to the Portfolio’s 80% investment policy.

AllianceBernstein L.P. serves as the Portfolio’s Adviser. The Adviser invests the assets of the Portfolio primarily in a

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Portfolio Manager Commentary (continued)

diversified portfolio of equity securities of small-capitalization companies located outside of the United States. Under normal circumstances, at least 65% of the Portfolio’s net assets are invested in companies located outside of the United States. The Portfolio defines small-capitalization companies as those that, at the time of investment, have market capitalizations within the market capitalization range of the Portfolio’s benchmark, the Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex USA Small Cap. The market capitalization of the companies included in the Portfolio’s definition of “small-capitalization” companies changes over time as the capitalization of the securities included in the MSCI ACWI ex USA Small Cap changes.

The Portfolio’s exposure to non-US companies may change over time based on the Adviser’s assessment of market conditions and the investment merit of non-US issuers. Under normal circumstances, the Adviser invests in companies located in at least three countries other than the United States and expects to have exposure to issuers in several different countries. In determining a company’s location for purposes of the Portfolio’s investment policies and restrictions, the Adviser may consider: (1) the place of domicile, (2) where the company has an established presence and conducts its business and (3) where the company conducts a significant part of its economic activities. The Portfolio may invest in both developed and emerging-market countries and, at times, may invest significantly in emerging markets.

The Adviser seeks to identify attractive investment opportunities primarily through its fundamental investment research or quantitative analysis. In applying its fundamental research, the Adviser generally seeks to identify companies that possess both attractive valuation and compelling company- and/or industry-level investment catalysts. In applying its quantitative analysis, the Adviser typically considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior. Utilizing these resources, the Adviser expects to allocate the Portfolio’s assets among issuers, industries and geographic locations to attempt to create a diversified portfolio of investments.

The Portfolio may invest in established companies and also in new and less-seasoned issuers. The Portfolio may also invest in ETFs and other investment companies from time to time.

The Portfolio expects to utilize derivatives, such as options, futures contracts, forwards and swaps. For example, the Portfolio may invest in currency derivatives as discussed below and in futures contracts to gain exposure to certain markets. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposure.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Adviser may employ currency hedging strategies, including the use of currency-related derivatives, to seek to reduce currency risk in the Portfolio, but it is not required to do so. The Adviser may also take long and short positions in currencies or related derivatives for investment purposes, independent of any security positions. The Adviser may use stock index futures contracts to gain access to certain markets.

Investment Results

The table on page 9 shows the Portfolio’s performance compared to its benchmark, the MSCI ACWI ex USA Small Cap (net), for the six- and 12-month periods ended September 30, 2021. The table also includes the Portfolio’s peer group, as represented by the Lipper International Small/Mid-Cap Growth Funds Average. Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

For the 12- month period, all share classes of the Portfolio underperformed the benchmark, and outperformed the Lipper Average. The Portfolio’s frictional cash, country and sector selection detracted, relative to the benchmark, while stock selection was a modest contributor. With the market recovering strongly from pandemic-induced lockdowns, the Portfolio’s frictional cash represented a larger than typical drag on relative performance. Underweights in the more cyclical areas of the market—industrials and energy—and an overweight to consumer staples detracted from returns. This was offset by contributions from an underweight to real estate. Strong stock selection within communication services, consumer discretionary and health care was offset by weaker stock selection within industrials and consumer staples.

For the six-month period, all share classes of the Portfolio underperformed the benchmark and the Lipper Average. The Portfolio’s frictional cash and sector selection were detractors, while stock selection was a modest contributor. Currency selection had no material impact on returns. An underweight to the energy sector and an overweight to consumer discretionary detracted, as did stock selection within energy and real estate.

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Portfolio Manager Commentary (continued)

Positive stock selection within consumer discretionary helped to somewhat offset the underperformance. Country selection was also a modest detractor.

The Portfolio utilized derivatives in the form of currency forwards for hedging purposes, which had no material impact on absolute performance for either period.

International Strategic Equities Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide long-term growth of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities or other securities or instruments with similar economic characteristics, including derivatives related to equity securities. Equity securities are primarily common stocks, although, for purposes of the 80% policy, equity securities may also include preferred stocks, warrants, convertible securities, sponsored or unsponsored ADRs and GDRs and equity REITs. You will be notified at least 60 days prior to any change to the Portfolio’s 80% investment policy.

AllianceBernstein L.P. serves as the Portfolio’s Adviser. The Adviser invests the assets of the Portfolio primarily (under normal circumstances, at least 65% of net assets) in equity securities of issuers in countries that make up the MSCI ACWI ex USA, which includes both developed- and emerging-market countries. The Portfolio focuses on securities of large-cap and mid-cap companies. The Adviser expects to allocate fund assets among issuers in many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI ACWI ex USA and may invest in issuers in countries outside of the MSCI ACWI ex USA. The Portfolio’s exposure among non-US countries may change over time based on the Adviser’s assessment of market conditions and the investment merit of particular non-US issuers. Under normal circumstances, the Adviser invests in companies located in at least three countries other than the United States and expects to have exposure to issuers in several different countries. In determining a company’s location for purposes of the Portfolio’s investment policies and restrictions, the Adviser may consider: (1) the place of domicile, (2) where the company has an established presence and conducts its business and (3) where the company conducts a significant part of its economic activities. The Portfolio may, at times, invest significantly in emerging markets.

The Adviser utilizes both fundamental and quantitative research to both determine which securities will be held by the Portfolio and to manage risk. Specifically, the Portfolio’s management team uses the universe of securities selected by the Adviser’s various fundamental investment teams focusing on international equity securities and those in benchmark, and applies its quantitative analysis to these securities. In applying its quantitative analysis, the Adviser considers a number of metrics that have historically provided some indication of favorable future returns, including metrics relating to valuation, quality, investor behavior and corporate behavior. Utilizing these resources, the Adviser expects to allocate the Portfolio’s assets among issuers, industries and geographic locations to attempt to create a diversified portfolio of investments.

The Portfolio may also invest in ETFs and other investment companies from time to time.

The Portfolio expects to utilize derivatives, such as options, futures contracts, forwards and swaps. For example, the Portfolio may invest in currency derivatives as discussed below and in futures contracts to gain exposure to certain markets. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposure.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Adviser may employ currency hedging strategies, including the use of currency-related derivatives, to seek to reduce currency risk in the Portfolio, but it is not required to do so. The Adviser may also take long and short positions in currencies or related derivatives for investment purposes, independent of any security positions. The Adviser may use stock index futures contracts to gain access to certain markets.

Investment Results

The table on page 9 shows the Portfolio’s performance compared to its benchmark, the MSCI ACWI ex USA (net), for the six- and 12-month periods ended September 30, 2021. The table also includes the Portfolio’s peer group, as represented by the Lipper International Multi-Cap Growth Funds Average. Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

During the 12-month period, all share classes of the Portfolio underperformed the benchmark and Lipper Average. Sector selection was negative, relative to the benchmark, mainly from being underweight to the financials sector, which rebounded

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4	Bernstein Fund, Inc.

Portfolio Manager Commentary (continued)

strongly. Country selection was positive, helped by an underweight to China, and overweights to several smaller European countries including the Netherlands and Austria. Stock selection was negative, with detractors including Chinese internet and education names, and a range of more defensive holdings in health care, consumer staples and gold, which lagged the strongly rising market notably in the fourth quarter of 2020, as news of successful COVID-19 vaccine trials boosted investor’s risk appetite and led to a sharp rebound in value-oriented and cyclical stocks.

During the six-month period, all share classes of the Portfolio outperformed the benchmark and Lipper Average. Country selection was positive, supported by a large underweight to China, which underperformed the international market in the period. Stock selection was positive, with contributions from a number of health care, technology and financial holdings, offset by some detraction from some individual Chinese names. Sector selection was slightly negative, as the detraction from being underweight to the consumer-discretionary sector more than offset positive contributions from an overweight to technology and an underweight to real estate.

The Portfolio utilized derivatives in the form of currency forwards for hedging purposes, which had an immaterial impact on absolute returns for both periods.

2021 Annual Report	5

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000® Index measures the performance of the small-cap segment of the US equity universe. The MSCI ACWI ex USA Small Cap (net) measures the performance of the small-cap market segment across 22 of 23 developed markets (excluding the US) and 24 emerging-market countries. The MSCI ACWI ex USA (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. Investors cannot invest directly in an index, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Portfolios:

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objectives.

Cybersecurity Risk: Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. Illiquid securities may also be difficult to value.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock prices in general or in particular countries or sectors may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness); and other factors. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Recently, certain governments and central banks have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. This and other government intervention into the economy and financial markets may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long-term consequences of which are not known. The reversal of these policies, or their ineffectiveness, as well as further governmental or central bank actions could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly

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Disclosures and Risks (continued)

affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolios’ assets.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Sector Risk: The Portfolios may have more risk because of concentrated investments in a particular market sector, such as the financials, consumer discretionary, information technology or industrials sector. Market or economic factors affecting that sector could have a major effect on the value of the Portfolios’ investments.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Allocation Risk: The Portfolios may seek to focus on different investment disciplines or factors at different times as a means to achieve their investment objectives. In the event that the investment disciplines or factors to which the Portfolios have greater exposure perform worse than the investment disciplines or factors with less exposure, the Portfolios’ returns may be negatively affected.

Derivatives Risk: The Portfolios may use derivatives in currency hedging as well as for direct investments to gain access to certain markets, earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could also have an adverse effect on the Adviser and could have an adverse effect on the value or performance of the Portfolios.

REIT Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality

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Disclosures and Risks (continued)

of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including other registered funds advised by the Adviser and ETFs, are subject to market and management risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Portfolios invest.

International Small Cap and International Strategic Equities Portfolios

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk: The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

These risks are discussed in further detail in the Portfolios’ prospectus.

An Important Note About Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

8	Bernstein Fund, Inc.

Historical Performance (Unaudited)

Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2021	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	SINCE INCEPTION	INCEPTION DATE
Small Cap Core Portfolio[1,2]					12/29/2015
SCB Class Shares	2.69%	47.30%	10.76%	10.30%
Advisor Class Shares	2.75%	47.62%	11.03%	10.56%
Class Z Shares	2.75%	47.70%	11.04%	10.58%
Russell 2000 Index	-0.25%	47.68%	13.45%	13.28%
Lipper Small-Cap Core Funds Average	1.71%	51.63%	11.37%	11.48%

International Small Cap Portfolio[3]					12/21/2015
SCB Class Shares	5.03%	29.79%	7.98%	8.51%
Advisor Class Shares	5.18%	30.22%	8.24%	8.76%
Class Z Shares	5.18%	30.22%	8.25%	8.76%
MSCI ACWI ex USA Small Cap (net)	6.35%	33.06%	10.28%	10.63%
Lipper International Small/Mid-Cap Growth Funds Average	7.63%	28.35%	11.43%	11.08%

International Strategic Equities Portfolio[4]					12/21/2015
SCB Class Shares	3.78%	19.76%	7.52%	7.51%
Advisor Class Shares	3.93%	20.02%	7.80%	7.75%
Class Z Shares	3.92%	20.07%	7.80%	7.77%
MSCI ACWI ex USA (net)	2.32%	23.92%	8.94%	9.05%
Lipper International Multi-Cap Growth Funds Average	3.52%	20.74%	10.68%	10.28%

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

1	Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced performance for the six- and 12-month periods ended September 30, 2021, by 0.00% and 0.01%, respectively.

2	The current prospectus table shows the total annual operating expense ratios for the Portfolio as 1.14%, 0.89% and 0.87% for SCB Class, Advisor Class and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

3	The current prospectus table shows the total annual operating expense ratios for the Portfolio as 1.34%, 1.09% and 1.08% for SCB Class, Advisor Class and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

4	The current prospectus table shows the total annual operating expense ratios for the Portfolio as 0.94%, 0.69% and 0.70% for SCB Class, Advisor Class and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

See Disclosures, Risks and Note About Historical Performance on pages 6–8.

(Historical Performance continued on next page)

2021 Annual Report	9

Historical Performance (continued from previous page)

Small Cap Core—SCB Class Shares
Growth of a $10,000 Investment in the Portfolio

International Small Cap—SCB Class Shares
Growth of a $10,000 Investment in the Portfolio

International Strategic Equities—SCB Class Shares
Growth of a $10,000 Investment in the Portfolio

Past performance is no guarantee of future results and an investment in the Portfolios could lose value. Each chart illustrates the total value of an assumed $10,000 investment as compared to the performance of each Portfolio’s respective benchmark and Lipper Average for the period since inception through September 30, 2021.

1	Inception date: 12/29/2015.

2	Inception date: 12/21/2015.

See Disclosures, Risks and Note About Historical Performance on pages 6–8.

10	Bernstein Fund, Inc.

Expense Example—September 30, 2021 (Unaudited)

As a shareholder of a Portfolio, you incur various ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2021	ENDING ACCOUNT VALUE SEPTEMBER 30, 2021	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Small Cap Core Portfolio
SCB Class
Actual	$1,000	$1,026.90	$5.79	1.14%
Hypothetical**	$1,000	$1,019.35	$5.77	1.14%
Advisor Class
Actual	$1,000	$1,027.50	$4.52	0.89%
Hypothetical**	$1,000	$1,020.61	$4.51	0.89%
Class Z
Actual	$1,000	$1,027.50	$4.42	0.87%
Hypothetical**	$1,000	$1,020.71	$4.41	0.87%

International Small Cap Portfolio
SCB Class
Actual	$1,000	$1,050.30	$6.78	1.32%
Hypothetical**	$1,000	$1,018.45	$6.68	1.32%
Advisor Class
Actual	$1,000	$1,051.80	$5.50	1.07%
Hypothetical**	$1,000	$1,019.70	$5.42	1.07%
Class Z
Actual	$1,000	$1,051.80	$5.50	1.07%
Hypothetical**	$1,000	$1,019.70	$5.42	1.07%

International Strategic Equities Portfolio
SCB Class
Actual	$1,000	$1,037.80	$4.85	0.95%
Hypothetical**	$1,000	$1,020.31	$4.81	0.95%
Advisor Class
Actual	$1,000	$1,039.30	$3.58	0.70%
Hypothetical**	$1,000	$1,021.56	$3.55	0.70%
Class Z
Actual	$1,000	$1,039.20	$3.63	0.71%
Hypothetical**	$1,000	$1,021.51	$3.60	0.71%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

2021 Annual Report	11

Portfolio Summary—September 30, 2021 (Unaudited)

Small Cap Core Portfolio

Sector Breakdown[1]
Health Care	18.7%
Industrials	17.0
Financials	16.5
Information Technology	15.8
Consumer Discretionary	14.9
Real Estate	5.4
Materials	4.7
Energy	3.4
Consumer Staples	1.7
Utilities	1.2
Communication Services	0.7

International Small Cap Portfolio

Sector Breakdown[1]		Country Breakdown[1]
Industrials	22.3%
Consumer Discretionary	14.4
Information Technology	13.3
Financials	10.0
Materials	9.3
Communication Services	7.1
Health Care	7.0
Real Estate	6.7
Consumer Staples	5.7
Utilities	2.6
Energy	1.4
Funds and Investment Trusts	0.2

International Strategic Equities Portfolio

Sector Breakdown[1]		Country Breakdown[1]
Information Technology	18.2%
Financials	17.5
Consumer Discretionary	14.9
Health Care	11.4
Consumer Staples	10.1
Industrials	8.1
Materials	6.8
Communication Services	5.7
Energy	4.7
Utilities	1.7
Real Estate	0.9

1	All data are as of September 30, 2021. The Portfolio’s country and sector breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time. Each Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details).

2	“Other” represents 4.8% in MSCI EM Index countries and 13.4% in MSCI EAFE Index countries.

3	“Other” represents 5.4% in MSCI EM Index countries, 8.6% in MSCI EAFE Index countries and 0.7% in other emerging-market countries.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

12	Bernstein Fund, Inc.

Schedule of Investments

Bernstein Fund, Inc.

Schedule of Investments

Small Cap Core Portfolio

September 30, 2021

Company	Shares	U.S. $ Value

COMMON STOCKS–99.6%

Health Care–18.6%
Biotechnology–8.6%
Allakos, Inc.(a)	19,682	$2,083,733
Allogene Therapeutics, Inc.(a)	67,631	1,738,117
Annexon, Inc.(a)	64,140	1,193,645
Arena Pharmaceuticals, Inc.(a)	37,988	2,262,185
Arrowhead Pharmaceuticals, Inc.(a)	52,022	3,247,733
Ascendis Pharma A/S (Sponsored ADR)(a)	10,027	1,598,204
Biohaven Pharmaceutical Holding Co., Ltd.(a)	33,561	4,661,959
Bioxcel Therapeutics, Inc.(a)	26,468	803,304
Blueprint Medicines Corp.(a)	33,705	3,465,211
Coherus Biosciences, Inc.(a)	88,719	1,425,714
Denali Therapeutics, Inc.(a)	41,960	2,116,882
Dicerna Pharmaceuticals, Inc.(a)	55,759	1,124,101
Eagle Pharmaceuticals, Inc./DE(a)	22,532	1,256,835
Emergent BioSolutions, Inc.(a)	27,391	1,371,467
Fate Therapeutics, Inc.(a)	39,990	2,370,207
Halozyme Therapeutics, Inc.(a)	72,522	2,950,195
Ideaya Biosciences, Inc.(a)	70,330	1,792,712
Insmed, Inc.(a)	81,751	2,251,423
Instil Bio, Inc.(a)	81,990	1,465,571
Intellia Therapeutics, Inc.(a)	37,970	5,093,676
Invitae Corp.(a)	36,000	1,023,480
Iovance Biotherapeutics, Inc.(a)	40,308	993,995
Karuna Therapeutics, Inc.(a)	16,964	2,075,206
Kodiak Sciences, Inc.(a)	20,860	2,002,143
Mirati Therapeutics, Inc.(a)	19,331	3,419,847
Natera, Inc.(a)	16,087	1,792,735
Novavax, Inc.(a)	7,080	1,467,755
Recursion Pharmaceuticals, Inc.(a)	19,160	440,872
Relay Therapeutics, Inc.(a)	40,160	1,266,245
TG Therapeutics, Inc.(a)	60,950	2,028,416
Turning Point Therapeutics, Inc.–Class I(a)	33,304	2,212,385
Twist Bioscience Corp.(a)	25,405	2,717,573
Ultragenyx Pharmaceutical, Inc.(a)	29,394	2,651,045
Vericel Corp.(a)	36,040	1,758,752
Vir Biotechnology, Inc.(a)	51,097	2,223,741
Y-mAbs Therapeutics, Inc.(a)	38,689	1,104,184
Zentalis Pharmaceuticals, Inc.(a)	34,370	2,290,417

		75,741,665

Health Care Equipment & Supplies–2.8%
CONMED Corp.	23,779	3,111,007
Globus Medical, Inc.–Class A(a)	35,646	2,731,197
Integer Holdings Corp.(a)	58,280	5,206,735
iRhythm Technologies, Inc.(a)	7,165	419,582
Meridian Bioscience, Inc.(a)	75,304	1,448,849
Mesa Laboratories, Inc.	7,340	2,219,322
Natus Medical, Inc.(a)	106,870	2,680,300
Orthofix Medical, Inc.(a)	80,440	3,066,373
Company	Shares	U.S. $ Value
STAAR Surgical Co.(a)	25,550	$3,283,941

		24,167,306

Health Care Providers & Services–3.5%
Allovir, Inc.(a)	34,240	858,054
AMN Healthcare Services, Inc.(a)	47,565	5,458,084
Chemed Corp.	9,265	4,309,337
Community Health Systems, Inc.(a)	161,030	1,884,051
LHC Group, Inc.(a)	14,963	2,347,844
MEDNAX, Inc.(a)	158,170	4,496,773
ModivCare, Inc.(a)	18,530	3,365,419
Owens & Minor, Inc.	60,670	1,898,364
Tenet Healthcare Corp.(a)	91,297	6,065,773

		30,683,699

Health Care Technology–1.5%
Change Healthcare, Inc.(a)	125,230	2,622,316
Computer Programs & Systems, Inc.(a)	114,540	4,061,588
Health Catalyst, Inc.(a)	86,254	4,313,563
NextGen Healthcare, Inc.(a)	136,880	1,930,008

		12,927,475

Life Sciences Tools & Services–1.9%
ICON PLC(a)	11,895	3,116,728
Medpace Holdings, Inc.(a)	26,932	5,097,689
NeoGenomics, Inc.(a)	55,720	2,687,933
Repligen Corp.(a)	7,616	2,200,948
Syneos Health, Inc.(a)	43,206	3,779,661

		16,882,959

Pharmaceuticals–0.3%
Corcept Therapeutics, Inc.(a)	69,464	1,367,052
Revance Therapeutics, Inc.(a)	61,247	1,706,341

		3,073,393

		163,476,497

Industrials–16.9%
Aerospace & Defense–0.4%
AAR Corp.(a)	111,670	3,621,458

Air Freight & Logistics–0.7%
Echo Global Logistics, Inc.(a)	87,012	4,151,342
Radiant Logistics, Inc.(a)	343,333	2,193,898

		6,345,240

Airlines–0.7%
SkyWest, Inc.(a)	112,054	5,528,744

Building Products–1.7%
Builders FirstSource, Inc.(a)	84,137	4,353,248
Masonite International Corp.(a)	44,190	4,689,885
Simpson Manufacturing Co., Inc.	30,835	3,298,420
UFP Industries, Inc.	39,357	2,675,489

		15,017,042

Commercial Services & Supplies–0.6%
Tetra Tech, Inc.	31,182	4,656,720

2021 Annual Report	13

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Construction & Engineering–2.3%
AECOM(a)	65,487	$4,135,504
BrightView Holdings, Inc.(a)	115,690	1,707,584
Comfort Systems USA, Inc.	68,544	4,888,558
EMCOR Group, Inc.	51,120	5,898,226
MasTec, Inc.(a)	43,114	3,719,876

		20,349,748

Electrical Equipment–0.5%
Regal Beloit Corp.	30,150	4,532,751

Machinery–2.9%
Barnes Group, Inc.	47,037	1,962,854
Kadant, Inc.	12,260	2,502,266
Meritor, Inc.(a)	139,313	2,968,760
Middleby Corp. (The)(a)	23,130	3,943,896
Oshkosh Corp.	33,240	3,402,779
Shyft Group, Inc. (The)	80,150	3,046,502
Terex Corp.	102,520	4,316,092
Wabash National Corp.	231,491	3,502,459

		25,645,608

Professional Services–4.0%
ASGN, Inc.(a)	50,694	5,735,519
CACI International, Inc.–Class A(a)	6,426	1,684,255
Insperity, Inc.	49,491	5,480,633
KBR, Inc.	120,514	4,748,252
Kforce, Inc.	54,640	3,258,730
Korn Ferry	79,500	5,752,620
ManTech International Corp./VA–Class A	19,560	1,484,995
Science Applications International Corp.	24,790	2,121,032
TriNet Group, Inc.(a)	50,230	4,750,753

		35,016,789

Road & Rail–1.2%
ArcBest Corp.	57,452	4,697,850
Saia, Inc.(a)	25,450	6,057,864

		10,755,714

Trading Companies & Distributors–1.9%
Applied Industrial Technologies, Inc.	56,197	5,065,036
Boise Cascade Co.	75,632	4,082,615
GMS, Inc.(a)	88,661	3,883,352
MRC Global, Inc.(a)	413,550	3,035,457
Rush Enterprises, Inc.–Class A	18,480	834,557

		16,901,017

		148,370,831

Financials–16.4%
Banks–8.1%
1st Source Corp.	50,437	2,382,644
Associated Banc-Corp.	193,710	4,149,268
Bancorp, Inc. (The)(a)	179,708	4,573,569
Bank of NT Butterfield & Son Ltd. (The)	72,910	2,589,034
Cathay General Bancorp	68,550	2,837,285
Civista Bancshares, Inc.	141,839	3,294,920
Community Trust Bancorp, Inc.	43,890	1,847,769
First Citizens BancShares, Inc./NC–Class A	3,353	$2,827,149
First Horizon Corp.	233,584	3,805,083
Great Southern Bancorp, Inc.	44,229	2,424,191
Hilltop Holdings, Inc.	131,056	4,281,600
Home BancShares, Inc./AR	216,000	5,082,480
International Bancshares Corp.	79,390	3,305,800
Northeast Bank	91,941	3,100,251
Republic Bancorp, Inc./KY–Class A	52,740	2,671,281
Sterling Bancorp/DE	119,646	2,986,364
Synovus Financial Corp.	82,832	3,635,496
Texas Capital Bancshares, Inc.(a)	56,630	3,398,933
Webster Financial Corp.	51,321	2,794,942
Western Alliance Bancorp	43,720	4,757,610
Wintrust Financial Corp.	55,250	4,440,442

		71,186,111

Capital Markets–2.1%
Cowen, Inc.–Class A	116,851	4,009,158
Evercore, Inc.–Class A	27,032	3,613,367
Houlihan Lokey, Inc.	57,596	5,304,592
Moelis & Co.	89,080	5,511,379

		18,438,496

Consumer Finance–1.4%
Navient Corp.	263,307	5,195,047
Nelnet, Inc.–Class A	39,533	3,132,595
OneMain Holdings, Inc.	73,324	4,057,017

		12,384,659

Insurance–1.8%
Assured Guaranty Ltd.	92,340	4,322,435
Goosehead Insurance, Inc.–Class A	18,781	2,860,159
Hanover Insurance Group, Inc. (The)	31,320	4,059,698
Primerica, Inc.	28,750	4,416,863

		15,659,155

Mortgage Real Estate Investment Trusts (REITs)–0.5%
Ellington Financial, Inc.	117,851	2,155,495
PennyMac Mortgage Investment Trust	99,930	1,967,621

		4,123,116

Thrifts & Mortgage Finance–2.5%
BankUnited, Inc.	121,229	5,069,797
Essent Group Ltd.	39,897	1,755,867
Flagstar Bancorp, Inc.	70,516	3,580,802
MGIC Investment Corp.	304,020	4,548,139
Mr Cooper Group, Inc.(a)	133,750	5,506,488
PennyMac Financial Services, Inc.	32,538	1,989,048

		22,450,141

		144,241,678

Information Technology–15.8%
Communications Equipment–0.4%
CommScope Holding Co., Inc.(a)	115,910	1,575,217
Plantronics, Inc.(a)	58,620	1,507,120

		3,082,337

14	Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Electronic Equipment, Instruments & Components–3.4%
Allegro MicroSystems, Inc.(a)	115,920	$3,704,803
Avnet, Inc.	105,160	3,887,765
Fabrinet(a)	24,738	2,535,892
Insight Enterprises, Inc.(a)	52,780	4,754,423
Jabil, Inc.	72,089	4,207,835
OSI Systems, Inc.(a)	30,452	2,886,850
PC Connection, Inc.	44,294	1,950,265
Sanmina Corp.(a)	84,596	3,260,330
SYNNEX Corp.	28,633	2,980,695

		30,168,858

IT Services–2.6%
Concentrix Corp.(a)	15,933	2,820,141
EVERTEC, Inc.	81,834	3,741,450
MAXIMUS, Inc.	31,531	2,623,379
Perficient, Inc.(a)	42,026	4,862,408
TTEC Holdings, Inc.	46,020	4,304,251
WNS Holdings Ltd. (ADR)(a)	53,182	4,350,288

		22,701,917

Semiconductors & Semiconductor Equipment–3.5%
Kulicke & Soffa Industries, Inc.	80,913	4,715,610
Lattice Semiconductor Corp.(a)	101,868	6,585,766
MACOM Technology Solutions Holdings, Inc.(a)	69,550	4,511,709
MKS Instruments, Inc.	17,662	2,665,372
Semtech Corp.(a)	78,120	6,091,016
Synaptics, Inc.(a)	36,039	6,477,289

		31,046,762

Software–5.9%
A10 Networks, Inc.(a)	286,950	3,868,086
Blackline, Inc.(a)	32,580	3,846,395
Box, Inc.(a)	76,670	1,814,779
CommVault Systems, Inc.(a)	49,518	3,729,201
Digital Turbine, Inc.(a)	30,940	2,127,125
Everbridge, Inc.(a)	17,070	2,578,253
J2 Global, Inc.(a)	43,809	5,985,185
Manhattan Associates, Inc.(a)	28,135	4,305,499
NCR Corp.(a)	98,779	3,828,674
Progress Software Corp.	71,561	3,520,086
Rapid7, Inc.(a)	32,760	3,702,535
SPS Commerce, Inc.(a)	33,200	5,355,492
Varonis Systems, Inc.(a)	40,090	2,439,476
Vonage Holdings Corp.(a)	259,400	4,181,528

		51,282,314

		138,282,188

Consumer Discretionary–14.9%
Auto Components–2.0%
Dana, Inc.	144,590	3,215,682
Fox Factory Holding Corp.(a)	30,260	4,373,780
Goodyear Tire & Rubber Co. (The)(a)	265,580	4,700,766
LCI Industries	25,000	3,365,750
Patrick Industries, Inc.	28,562	2,379,215

		18,035,193

Automobiles–0.7%
Thor Industries, Inc.	21,957	$2,695,441
Winnebago Industries, Inc.	46,756	3,387,472

		6,082,913

Diversified Consumer Services–0.8%
Hillenbrand, Inc.	82,702	3,527,240
Mister Car Wash, Inc.(a)	124,780	2,277,235
Perdoceo Education Corp.(a)	138,342	1,460,892

		7,265,367

Hotels, Restaurants & Leisure–4.3%
Churchill Downs, Inc.	18,630	4,472,690
Dine Brands Global, Inc.(a)	33,680	2,735,153
Hilton Grand Vacations, Inc.(a)	118,210	5,623,250
Marriott Vacations Worldwide Corp.	22,896	3,602,228
Papa John’s International, Inc.	38,860	4,934,832
Planet Fitness, Inc.(a)	26,433	2,076,312
Scientific Games Corp./DE–Class A(a)	50,490	4,194,204
Texas Roadhouse, Inc.–Class A	44,280	4,044,092
Travel & Leisure Co.	57,381	3,128,986
Wingstop, Inc.	19,188	3,145,489

		37,957,236

Household Durables–2.2%
KB Home	121,570	4,731,505
Lovesac Co. (The)(a)	30,903	2,042,379
Meritage Homes Corp.(a)	40,320	3,911,040
Taylor Morrison Home Corp.–Class A(a)	182,751	4,711,321
TopBuild Corp.(a)	17,256	3,534,201

		18,930,446

Leisure Products–0.4%
Malibu Boats, Inc.(a)	27,208	1,904,016
MasterCraft Boat Holdings, Inc.(a)	48,685	1,221,020

		3,125,036

Specialty Retail–2.7%
Citi Trends, Inc.(a)	21,360	1,558,426
Floor & Decor Holdings, Inc.–Class A(a)	14,632	1,767,399
Foot Locker, Inc.	46,964	2,144,376
Genesco, Inc.(a)	71,061	4,102,352
Lithia Motors, Inc.–Class A	10,718	3,398,035
RH(a)	2,530	1,687,282
Sally Beauty Holdings, Inc.(a)	174,460	2,939,651
Sleep Number Corp.(a)	26,503	2,477,500
Zumiez, Inc.(a)	85,698	3,407,352

		23,482,373

Textiles, Apparel & Luxury Goods–1.8%
Carter’s, Inc.	38,950	3,787,498
Crocs, Inc.(a)	42,522	6,101,056
Deckers Outdoor Corp.(a)	8,290	2,986,058
Oxford Industries, Inc.	31,845	2,871,464

		15,746,076

		130,624,640

2021 Annual Report	15

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Real Estate–5.4%
Equity Real Estate Investment Trusts (REITs)–4.6%
Alexander & Baldwin, Inc.	171,509	$4,020,171
Apple Hospitality REIT, Inc.	118,630	1,866,050
CareTrust REIT, Inc.	97,747	1,986,219
Cousins Properties, Inc.	48,306	1,801,331
First Industrial Realty Trust, Inc.	36,096	1,879,880
Healthcare Realty Trust, Inc.	81,800	2,436,004
Industrial Logistics Properties Trust	96,380	2,449,016
MGM Growth Properties LLC–Class A	52,960	2,028,368
NexPoint Residential Trust, Inc.	60,290	3,730,745
Physicians Realty Trust	108,542	1,912,510
RLJ Lodging Trust	293,659	4,363,773
Sabra Health Care REIT, Inc.	155,430	2,287,930
Service Properties Trust	350,350	3,927,423
STAG Industrial, Inc.	91,124	3,576,617
Terreno Realty Corp.	35,224	2,227,213

		40,493,250

Real Estate Management & Development–0.8%
RE/MAX Holdings, Inc.–Class A	95,093	2,963,098
Realogy Holdings Corp.(a)	205,091	3,597,296

		6,560,394

		47,053,644

Materials–4.6%
Chemicals–2.4%
AdvanSix, Inc.(a)	103,450	4,112,138
Element Solutions, Inc.	139,240	3,018,723
Huntsman Corp.	145,665	4,310,227
Innospec, Inc.	38,730	3,261,841
Orion Engineered Carbons SA(a)	227,810	4,152,976
Stepan Co.	24,120	2,724,113

		21,580,018

Metals & Mining–1.8%
B2Gold Corp.	436,440	1,492,625
Carpenter Technology Corp.	78,090	2,556,667
Commercial Metals Co.	137,362	4,184,046
Reliance Steel & Aluminum Co.	26,162	3,725,992
Schnitzer Steel Industries, Inc.–Class A	80,720	3,536,343

		15,495,673

Paper & Forest Products–0.4%
Louisiana-Pacific Corp.	58,635	3,598,430

		40,674,121

Energy–3.4%
Energy Equipment & Services–1.6%
Cactus, Inc.–Class A	125,160	4,721,035
ChampionX Corp.(a)	212,920	4,760,891
Oil States International, Inc.(a)	271,670	1,735,971
Patterson-UTI Energy, Inc.	266,830	2,401,470

		13,619,367

Oil, Gas & Consumable Fuels–1.8%
Cimarex Energy Co.	49,380	$4,305,936
HollyFrontier Corp.	88,212	2,922,463
Matador Resources Co.	148,140	5,635,246
Renewable Energy Group, Inc.(a)	51,593	2,589,969
Teekay Tankers Ltd.–Class A(a)	46,815	680,222

		16,133,836

		29,753,203

Consumer Staples–1.7%
Food & Staples Retailing–0.2%
Village Super Market, Inc.–Class A	104,068	2,256,194

Food Products–1.2%
Calavo Growers, Inc.	35,075	1,341,268
Freshpet, Inc.(a)	16,167	2,306,869
Hain Celestial Group, Inc. (The)(a)	81,745	3,497,051
John B Sanfilippo & Son, Inc.	16,745	1,368,401
Nomad Foods Ltd.(a)	65,940	1,817,307

		10,330,896

Personal Products–0.3%
USANA Health Sciences, Inc.(a)	27,150	2,503,230

		15,090,320

Utilities–1.2%
Electric Utilities–0.8%
ALLETE, Inc.	48,780	2,903,385
Otter Tail Corp.	69,540	3,892,154

		6,795,539

Gas Utilities–0.2%
Chesapeake Utilities Corp.	15,110	1,813,955

Multi-Utilities–0.2%
NorthWestern Corp.	26,285	1,506,131

		10,115,625

Communication Services–0.7%
Entertainment–0.2%
IMAX Corp.(a)	104,340	1,980,373

Media–0.5%
Nexstar Media Group, Inc.–Class A	29,508	4,484,036

		6,464,409

Total Investments—99.6% (cost $593,221,643)		874,147,156

Other assets less liabilities—0.4%		3,323,238

Net Assets—100.0%		$877,470,394

16	Bernstein Fund, Inc.

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

E-Mini Russell 2000 Futures	238	December 2021	$26,189,520	$(260,424)

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

See notes to financial statements.

2021 Annual Report	17

Schedule of Investments

Bernstein Fund, Inc.

Schedule of Investments

International Small Cap Portfolio

September 30, 2021

Company	Shares	U.S. $ Value

COMMON STOCKS–98.0%

Industrials–21.9%
Aerospace & Defense–2.1%
Babcock International Group PLC(a)	1,439,594	$7,177,213
Meggitt PLC(a)	1,192,274	11,762,972
Saab AB–Class B	477,715	13,523,912

		32,464,097

Air Freight & Logistics–0.2%
Cia de Distribucion Integral Logista Holdings SA	163,030	3,438,882

Building Products–1.1%
Fletcher Building Ltd.	1,589,740	7,875,753
Inwido AB	189,980	3,177,039
Uponor Oyj	114,019	2,825,767
Zehnder Group AG	32,540	3,442,903

		17,321,462

Commercial Services & Supplies–2.4%
Altech Corp.	156,500	2,880,377
Biffa PLC(a)(b)	2,058,628	9,985,665
Cewe Stiftung & Co. KGAA	22,649	3,038,067
Clipper Logistics PLC	295,100	2,902,610
Downer EDI Ltd.	2,221,969	10,127,736
Intrum AB	106,600	2,894,796
Sthree PLC	508,350	3,972,715

		35,801,966

Construction & Engineering–1.4%
Balfour Beatty PLC	2,384,557	8,658,557
Budimex SA	37,730	2,850,679
Morgan Sindall Group PLC	126,497	4,065,044
Veidekke ASA	221,460	2,707,207
Yurtec Corp.	378,900	2,468,489

		20,749,976

Electrical Equipment–2.2%
Fuji Electric Co., Ltd.	265,700	12,090,889
Luceco PLC(b)	332,700	1,463,634
Nexans SA	118,339	11,034,392
TKH Group NV	161,874	9,063,981

		33,652,896

Industrial Conglomerates–0.5%
Rheinmetall AG	71,743	7,007,737

Machinery–5.1%
Amada Co. Ltd.	573,900	5,919,820
ANDRITZ AG	65,430	3,585,938
ATS Automation Tooling Systems, Inc.(a)	520,078	16,498,290
Cargotec Oyj	63,270	3,202,815
Deutz AG(a)	987,053	8,532,094
Company	Shares	U.S. $ Value
Duerr AG	217,808	$9,342,776
FLSmidth & Co. A/S	179,505	6,239,677
IMI PLC	169,590	3,793,193
JOST Werke AG(b)	18,480	1,046,768
Manitou BF SA	67,280	2,256,183
Morgan Advanced Materials PLC	611,030	2,968,004
Palfinger AG	72,810	3,175,381
Semperit AG Holding	88,680	3,153,580
Turk Traktor ve Ziraat Makineleri AS	122,400	2,209,844
Valmet Oyj	98,710	3,563,830
YAMABIKO Corp.	221,000	2,440,919

		77,929,112

Professional Services–3.0%
Brunel International NV	256,920	3,016,329
Danel Adir Yeoshua Ltd.	15,840	3,087,456
NICE Information Service Co., Ltd.	112,524	1,928,095
Outsourcing, Inc.	637,100	11,418,188
Renrui Human Resources Technology Holdings Ltd.(a)	1,026,300	1,237,944
RWS Holdings PLC	1,014,849	8,566,809
Teleperformance	21,646	8,514,123
UT Group Co., Ltd.	272,800	8,145,715

		45,914,659

Road & Rail–1.2%
Mullen Group Ltd.	325,460	3,309,588
Redde Northgate PLC	481,110	2,605,956
Sankyu, Inc.	199,200	9,161,457
Senko Group Holdings Co., Ltd.	327,000	2,992,688

		18,069,689

Trading Companies & Distributors–2.5%
AerCap Holdings NV(a)	209,837	12,130,677
Barloworld Ltd.	395,550	3,230,330
BayWa AG	71,670	3,021,889
Daiichi Jitsugyo Co., Ltd.	62,700	2,793,682
Howden Joinery Group PLC	318,370	3,832,776
Inaba Denki Sangyo Co., Ltd.	143,100	3,483,445
Rexel SA(a)	180,550	3,478,857
Russel Metals, Inc.	128,507	3,081,287
Yuasa Trading Co., Ltd.	119,300	3,226,201

		38,279,144

Transportation Infrastructure–0.2%
Sumitomo Warehouse Co., Ltd. (The)	162,900	2,660,330

		333,289,950

Consumer Discretionary–14.2%
Auto Components–2.0%
Faurecia SE	169,627	7,980,539
Nexteer Automotive Group Ltd.	6,579,000	6,724,653
Toyo Tire Corp.	700,794	12,490,364
Tube Investments of India Ltd.	161,055	3,000,919

		30,196,475

18	Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Automobiles–0.5%
Piaggio & C SpA	2,067,572	$7,151,386

Diversified Consumer Services–1.0%
Benesse Holdings, Inc.	523,000	11,826,558
Fu Shou Yuan International Group Ltd.	3,554,000	2,956,215

		14,782,773

Hotels, Restaurants & Leisure–3.6%
Entain PLC(a)	683,906	19,533,455
Food & Life Cos., Ltd.	191,180	8,791,012
Jollibee Foods Corp.	2,021,510	8,124,084
Jumbo Interactive Ltd.	261,940	3,004,732
LeoVegas AB(b)	255,040	992,020
Round One Corp.	246,100	3,435,896
SeaLink Travel Group Ltd.	212,620	1,360,234
Tongcheng-Elong Holdings Ltd.(a)	3,967,200	9,579,880

		54,821,313

Household Durables–0.7%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	778,600	2,573,530
Redrow PLC	960,293	8,623,747

		11,197,277

Internet & Direct Marketing Retail–0.6%
Dustin Group AB(b)	294,910	3,171,637
zooplus AG(a)	10,730	6,052,969

		9,224,606

Leisure Products–0.8%
BRP, Inc.	113,381	10,494,859
MIPS AB(b)	15,684	1,572,876

		12,067,735

Multiline Retail–0.2%
Europris ASA(b)	519,394	3,439,280

Specialty Retail–1.5%
Bermaz Auto Bhd	8,675,100	3,294,735
Delek Automotive Systems Ltd.	213,820	2,708,449
EDION Corp.	241,700	2,278,259
Geo Holdings Corp.	278,200	3,136,851
Kohnan Shoji Co., Ltd.	78,000	2,566,208
Mobilezone Holding AG	117,534	1,622,116
Motus Holdings Ltd.	151,680	1,025,083
Sleep Country Canada Holdings, Inc.(b)	133,190	3,533,226
T-Gaia Corp.	160,800	2,854,371

		23,019,298

Textiles, Apparel & Luxury Goods–3.3%
Asics Corp.	584,900	13,375,624
Chargeurs SA	45,740	1,374,760
China Lilang Ltd.	1,960,000	1,134,512
Delta Galil Industries Ltd.	36,520	1,817,928
Handsome Co., Ltd.	79,746	2,640,669
HUGO BOSS AG	226,274	13,553,865
JNBY Design Ltd.(b)	1,244,500	2,164,584
New Wave Group AB(a)	191,450	2,852,592
Pandora A/S	91,401	$11,096,055

		50,010,589

		215,910,732

Information Technology–13.0%
Communications Equipment–1.1%
ADVA Optical Networking SE(a)	216,370	3,097,814
Sterlite Technologies Ltd.	2,979,221	11,381,428
VTech Holdings Ltd.	294,500	2,141,550

		16,620,792

Electronic Equipment, Instruments & Components–3.0%
Anritsu Corp.	209,600	3,740,381
E Ink Holdings, Inc.	4,262,000	11,165,757
Horiba Ltd.	141,000	9,836,941
Kaga Electronics Co., Ltd.	99,600	2,684,907
Simplo Technology Co., Ltd.	811,000	8,340,199
SOLUM Co., Ltd.(a)	346,466	8,072,733
Test Research, Inc.	1,180,000	2,352,165

		46,193,083

IT Services–3.0%
Atea ASA(a)	148,225	2,563,745
Computacenter PLC	92,033	3,347,743
NEC Networks & System Integration Corp.	732,700	13,818,431
Nihon Unisys Ltd.	375,339	9,720,389
NSD Co., Ltd.	61,100	1,113,314
Softcat PLC	81,653	2,228,991
Sonata Software Ltd.	304,490	3,603,213
TietoEVRY Oyj	293,122	8,827,984

		45,223,810

Semiconductors & Semiconductor Equipment–4.8%
ASM International NV	53,570	20,978,997
ASPEED Technology, Inc.	40,000	3,294,241
BE Semiconductor Industries NV	23,343	1,857,065
Elan Microelectronics Corp.	489,000	2,544,926
FocalTech Systems Co., Ltd.	244,000	1,336,462
King Yuan Electronics Co., Ltd.	6,096,000	8,865,055
LX Semicon Co., Ltd.	32,210	2,712,160
Machvision, Inc.(a)	88,722	721,979
Melexis NV	25,340	2,689,852
Optorun Co., Ltd.	237,800	4,958,980
Pixart Imaging, Inc.	323,000	1,777,320
Sanken Electric Co., Ltd.	89,200	4,993,200
SCREEN Holdings Co., Ltd.	136,100	11,658,119
Sino-American Silicon Products, Inc.	536,000	3,445,587
Sitronix Technology Corp.	170,000	1,473,274

		73,307,217

Software–0.6%
Computer Engineering & Consulting Ltd.	199,500	2,345,711
Fortnox AB	65,350	3,956,353
Magic Software Enterprises Ltd.	191,026	3,777,689

		10,079,753

2021 Annual Report	19

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Technology Hardware, Storage & Peripherals–0.5%
Aten International Co., Ltd.(a)	695,000	$2,042,550
Gigabyte Technology Co., Ltd.	575,000	1,776,895
Konica Minolta, Inc.	647,600	3,474,788

		7,294,233

		198,718,888

Financials–9.7%
Banks–4.0%
Aozora Bank Ltd.	71,700	1,753,320
Bank Norwegian ASA	1,040,273	12,435,557
Bank of Ireland Group PLC(a)	2,459,555	14,587,107
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	30,387,500	2,876,917
Bank Pembangunan Daerah Jawa Timur Tbk PT	59,838,000	3,000,751
BAWAG Group AG(a)(b)	142,161	8,996,888
Canadian Western Bank	133,790	3,873,424
Close Brothers Group PLC	161,130	3,358,639
Hokuhoku Financial Group, Inc.(a)	147,300	1,126,164
National Bank of Greece SA(a)	1,072,000	2,984,993
Seven Bank Ltd.	688,400	1,534,965
SpareBank 1 SMN	282,022	4,187,543

		60,716,268

Capital Markets–3.3%
Altshuler Shaham Provident Funds & Pension Ltd.	236,470	1,292,016
Ashmore Group PLC	308,074	1,409,295
Azimut Holding SpA	431,178	11,811,477
Banca Generali SpA(a)	93,640	4,092,578
IG Group Holdings PLC	941,538	10,174,466
Intermediate Capital Group PLC	545,490	14,936,958
Man Group PLC/Jersey	965,056	2,656,547
Pinnacle Investment Management Group Ltd.	367,301	4,112,679

		50,486,016

Consumer Finance–1.3%
Credit Corp. Group Ltd.	139,250	3,004,045
FinVolution Group (ADR)	101,670	573,419
Jaccs Co., Ltd.	159,000	4,324,813
Manappuram Finance Ltd.	2,026,194	4,596,108
Shriram Transport Finance Co., Ltd.	273,487	4,758,627
Sun Hung Kai & Co., Ltd.	4,423,000	2,278,359

		19,535,371

Insurance–1.1%
Anadolu Anonim Turk Sigorta Sirketi	3,937,700	2,662,719
Beazley PLC(a)	1,739,387	8,887,122
Coface SA(a)	268,840	3,367,362
Protector Forsikring ASA	287,390	2,893,050

		17,810,253

		148,547,908

Materials–9.1%
Chemicals–4.0%
Balaji Amines Ltd.	51,499	$3,117,260
Chambal Fertilizers and Chemicals Ltd.	777,080	3,507,801
China General Plastics Corp.	1,566,224	2,571,030
Dongjin Semichem Co., Ltd.	82,850	2,163,192
Dongyue Group Ltd.	1,639,000	4,042,653
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	1,909,481	11,126,418
Hansol Chemical Co., Ltd.	31,054	9,001,198
Nantex Industry Co., Ltd.	659,597	2,146,027
Synthomer PLC	509,740	3,417,635
Tosoh Corp.	531,100	9,624,448
Ube Industries Ltd.	137,300	2,684,503
Zeon Corp.	562,200	7,914,145

		61,316,310

Construction Materials–0.6%
JK Lakshmi Cement Ltd.	338,838	2,825,304
STO SE & Co. KGaA (Preference Shares)	13,040	3,058,739
Vicat SA	67,260	2,990,176

		8,874,219

Containers & Packaging–0.7%
Orora Ltd.	3,367,829	7,421,550
Transcontinental, Inc.–Class A	167,620	2,662,651

		10,084,201

Metals & Mining–3.3%
APL Apollo Tubes Ltd.(a)	309,986	3,460,075
Central Asia Metals PLC	710,192	2,119,562
Champion Iron Ltd.(a)	717,220	2,452,268
Inner Mongolia Eerduosi Resources Co., Ltd.	237,500	1,321,807
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS(a)	3,685,940	2,673,374
Labrador Iron Ore Royalty Corp.	94,424	2,625,622
Lundin Mining Corp.	1,010,895	7,270,846
Mineral Resources Ltd.	81,613	2,590,078
Mitsui Mining & Smelting Co., Ltd.	90,500	2,512,198
Northern Star Resources Ltd.	670,786	4,108,327
OZ Minerals Ltd.	822,809	13,210,529
Perenti Global Ltd.	2,519,334	1,464,926
Regis Resources Ltd.	3,250,296	4,712,817

		50,522,429

Paper & Forest Products–0.5%
Interfor Corp.	336,392	8,307,549

		139,104,708

Communication Services–7.0%
Entertainment–3.8%
Capcom Co., Ltd.	468,200	13,009,460
GungHo Online Entertainment, Inc.	456,700	8,373,978
International Games System Co., Ltd.	411,000	9,575,883
Soft-World International Corp.	502,000	1,568,650

20	Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Toei Animation Co., Ltd.	135,558	$25,007,087

		57,535,058

Interactive Media & Services–1.1%
Addcn Technology Co., Ltd.	118,000	1,005,533
Dip Corp.	350,000	13,354,776
Mixi, Inc.	111,400	2,505,613

		16,865,922

Media–2.1%
Cogeco Communications, Inc.	123,311	10,958,381
Corus Entertainment, Inc.–Class B	616,350	2,763,989
IPSOS	80,830	3,673,209
ITV PLC(a)	2,328,400	3,330,010
Mediaset Espana Comunicacion SA(a)	403,433	2,293,590
Metropole Television SA	145,740	3,031,970
Nine Entertainment Co. Holdings Ltd.	1,578,780	2,950,744
Reach PLC	185,910	875,481
Rightmove PLC	177,620	1,631,836

		31,509,210

		105,910,190

Health Care–6.9%
Biotechnology–1.1%
BioGaia AB–Class B	42,547	2,137,031
Clinuvel Pharmaceuticals Ltd.	141,970	4,341,283
Hugel, Inc.(a)	67,549	9,769,196

		16,247,510

Health Care Equipment & Supplies–3.2%
Coltene Holding AG(a)	18,670	2,379,952
ConvaTec Group PLC(b)	3,117,826	9,074,072
Getinge AB–Class B	438,532	17,483,370
Inmode Ltd.(a)	20,640	3,291,048
LivaNova PLC(a)	141,046	11,169,433
Osstem Implant Co., Ltd.	32,990	3,691,705
Riverstone Holdings Ltd./Singapore	3,330,500	2,169,318

		49,258,898

Health Care Providers & Services–1.1%
BML, Inc.	256,800	9,741,678
Dr. Lal PathLabs Ltd.(b)	49,328	2,442,592
Odontoprev SA	1,312,300	3,966,480

		16,150,750

Life Sciences Tools & Services–0.1%
Biotage AB	51,340	1,403,957

Pharmaceuticals–1.4%
Chong Kun Dang Pharmaceutical Corp.	16,694	1,681,722
Faes Farma SA	490,925	1,922,081
Huons Co., Ltd.	33,706	1,537,643
Hypera SA	983,000	5,801,518
JB Chemicals & Pharmaceuticals Ltd.	143,774	3,607,329
Mega Lifesciences PCL	2,201,900	3,253,879
Samjin Pharmaceutical Co., Ltd.	58,851	1,237,685
Sanofi India Ltd.	30,443	$3,198,907

		22,240,764

		105,301,879

Real Estate–6.6%
Equity Real Estate Investment Trusts (REITs)–2.0%
AEON REIT Investment Corp.	1,569	2,107,964
Charter Hall Retail REIT	2,996,306	8,495,415
H&R Real Estate Investment Trust	170,620	2,105,472
Heiwa Real Estate REIT, Inc.	1,599	2,356,572
Immobiliare Grande Distribuzione SIIQ SpA(a)	388,706	1,757,972
Kenedix Residential Next Investment Corp.	1,128	2,201,371
Killam Apartment Real Estate Investment Trust	544,780	9,139,882
Precinct Properties New Zealand Ltd.	1,495,090	1,731,302

		29,895,950

Real Estate Management & Development–4.6%
BR Properties SA	1,229,900	1,793,216
CA Immobilien Anlagen AG	349,345	14,794,184
Dongwon Development Co., Ltd.	554,889	2,646,692
Farglory Land Development Co., Ltd.	3,555,000	7,382,260
Grand City Properties SA	414,063	10,310,709
IWG PLC(a)	1,984,102	7,768,410
KWG Living Group Holdings Ltd.(b)	11,131,000	8,221,635
Midea Real Estate Holding Ltd.(b)	1,997,000	3,433,476
Selvaag Bolig ASA	467,994	2,917,685
Sirius Real Estate Ltd.	2,107,730	3,714,662
Times China Holdings Ltd.	4,599,000	3,823,687
Watkin Jones PLC	1,037,311	3,158,741

		69,965,357

		99,861,307

Consumer Staples–5.6%
Beverages–0.8%
Royal Unibrew A/S	106,526	12,813,149

Food & Staples Retailing–0.7%
Arcs Co., Ltd.	149,500	3,036,465
Axfood AB	117,318	2,804,863
cocokara fine, Inc.(a)(c)	34,600	2,668,952
Sonae SGPS SA	1,388,140	1,463,234

		9,973,514

Food Products–2.9%
Austevoll Seafood ASA	664,744	7,871,848
Hokuto Corp.	139,700	2,461,164
Nichirei Corp.	358,539	9,395,531
Orion Corp./Republic of Korea	89,877	8,856,303
Uni-President China Holdings Ltd.	10,169,000	9,652,380
Zhou Hei Ya International Holdings Co., Ltd.(a)(b)	5,944,200	6,000,772

		44,237,998

2021 Annual Report	21

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Personal Products–1.2%
Cosmax, Inc.(a)	62,838	$6,517,885
Industri Jamu Dan Farmasi Sido Muncul Tbk PT	58,763,141	3,156,618
TCI Co., Ltd.	990,000	8,029,709

		17,704,212

		84,728,873

Utilities–2.6%
Electric Utilities–1.3%
Enea SA(a)	1,418,830	3,299,139
Enerjisa Enerji AS(b)	2,774,120	3,250,459
Fjordkraft Holding ASA(b)	974,746	5,402,337
Genesis Energy Ltd.	3,115,707	7,087,307

		19,039,242

Independent Power and Renewable Electricity Producers–0.9%
Capital Power Corp.	420,077	14,165,079

Multi-Utilities–0.2%
Hera SpA	700,239	2,854,890

Water Utilities–0.2%
Cia de Saneamento de Minas Gerais-COPASA	1,179,200	2,988,194

		39,047,405

Energy–1.4%
Energy Equipment & Services–0.7%
Pason Systems, Inc.	464,560	3,161,620
Subsea 7 SA	924,441	$8,010,406

		11,172,026

Oil, Gas & Consumable Fuels–0.7%
Beach Energy Ltd.	6,696,783	7,152,081
Itochu Enex Co., Ltd.	362,300	3,256,461

		10,408,542

		21,580,568

Total Common Stocks (cost $1,196,624,341)		1,492,002,408

INVESTMENT COMPANIES–0.2%
Funds and Investment Trusts–0.2%(d)
iShares MSCI EAFE Small-Cap ETF (cost $3,280,569)	42,200	3,140,102

SHORT-TERM INVESTMENTS–1.1%
Investment Companies–1.1%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(d)(e)(f) (cost $17,727,754)	17,727,754	17,727,754

Total Investments—99.3% (cost $1,217,632,664)		1,512,870,264

Other assets less liabilities—0.7%		9,962,798

Net Assets—100.0%		$1,522,833,062

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	USD	12,899	INR	972,809	10/08/2021	$198,637

Bank of America, NA	USD	6,637	NOK	58,915	10/13/2021	102,045

Bank of America, NA	USD	9,200	GBP	6,713	11/10/2021	(155,040)

Bank of America, NA	JPY	724,665	USD	6,612	11/17/2021	98,848

Bank of America, NA	USD	5,629	JPY	615,568	11/17/2021	(96,246)

Bank of America, NA	USD	16,351	ILS	52,420	12/09/2021	(81,371)

Barclays Bank PLC	USD	4,536	TWD	126,718	10/21/2021	22,343

Barclays Bank PLC	EUR	3,911	USD	4,602	11/08/2021	68,854

Barclays Bank PLC	USD	15,645	SGD	21,313	11/10/2021	50,892

Barclays Bank PLC	USD	8,336	MYR	35,142	12/22/2021	21,741

BNP Paribas SA	USD	4,746	INR	349,842	10/08/2021	(36,383)

BNP Paribas SA	NZD	14,196	USD	9,875	10/15/2021	75,485

BNP Paribas SA	USD	6,262	TWD	173,713	10/21/2021	(12,861)

BNP Paribas SA	CAD	9,344	USD	7,350	11/19/2021	(26,698)

Citibank, NA	USD	38,255	CHF	34,510	10/28/2021	(1,203,420)

Citibank, NA	USD	6,254	EUR	5,329	11/08/2021	(76,986)

Citibank, NA	USD	6,525	AUD	9,054	11/09/2021	21,780

22	Bernstein Fund, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Citibank, NA	JPY	2,854,231	USD	25,966	11/17/2021	$313,304

Deutsche Bank AG	BRL	29,929	USD	5,584	10/04/2021	87,923

Deutsche Bank AG	USD	5,502	BRL	29,929	10/04/2021	(6,416)

Deutsche Bank AG	USD	5,558	BRL	29,929	11/03/2021	(87,290)

Deutsche Bank AG	USD	3,990	RUB	294,047	12/15/2021	1,710

Goldman Sachs Bank USA	USD	4,491	INR	338,288	10/08/2021	62,994

Goldman Sachs Bank USA	EUR	5,025	USD	5,960	11/08/2021	135,628

Goldman Sachs Bank USA	USD	4,009	AUD	5,530	11/09/2021	(10,520)

Goldman Sachs Bank USA	GBP	6,713	USD	9,220	11/10/2021	174,787

Goldman Sachs Bank USA	USD	8,322	JPY	922,163	11/17/2021	(33,381)

Goldman Sachs Bank USA	USD	9,383	ZAR	134,496	11/24/2021	(512,684)

HSBC Bank USA	USD	5,234	SEK	45,234	10/13/2021	(66,741)

JPMorgan Chase Bank, NA	USD	9,100	NOK	78,803	10/13/2021	(86,331)

JPMorgan Chase Bank, NA	USD	18,720	CNH	121,604	12/09/2021	41,049

Morgan Stanley Capital Services, Inc.	BRL	29,929	USD	5,502	10/04/2021	6,416

Morgan Stanley Capital Services, Inc.	USD	5,687	BRL	29,929	10/04/2021	(191,375)

Morgan Stanley Capital Services, Inc.	INR	557,607	USD	7,466	10/08/2021	(41,587)

Morgan Stanley Capital Services, Inc.	NOK	35,316	USD	4,070	10/13/2021	30,212

Morgan Stanley Capital Services, Inc.	NOK	277,413	USD	31,709	10/13/2021	(23,448)

Morgan Stanley Capital Services, Inc.	USD	6,943	KRW	7,917,951	10/28/2021	(260,210)

Morgan Stanley Capital Services, Inc.	USD	11,526	EUR	9,838	11/08/2021	(122,531)

Morgan Stanley Capital Services, Inc.	JPY	641,080	USD	5,811	11/17/2021	49,448

Morgan Stanley Capital Services, Inc.	USD	5,629	JPY	614,368	11/17/2021	(107,261)

Morgan Stanley Capital Services, Inc.	USD	7,301	CAD	9,344	11/19/2021	75,451

Natwest Markets PLC	CHF	4,651	USD	5,088	10/28/2021	94,896

Natwest Markets PLC	KRW	7,917,951	USD	6,850	10/28/2021	167,179

Natwest Markets PLC	EUR	3,862	USD	4,565	11/08/2021	88,744

Natwest Markets PLC	JPY	723,266	USD	6,563	11/17/2021	62,813

Natwest Markets PLC	USD	6,489	JPY	712,751	11/17/2021	(83,058)

Societe Generale	USD	16,313	SEK	140,393	10/13/2021	(274,985)

Standard Chartered Bank	TWD	574,651	USD	20,708	10/21/2021	35,079

Standard Chartered Bank	USD	5,434	TWD	151,383	10/21/2021	12,493

Standard Chartered Bank	USD	4,449	TWD	122,837	10/21/2021	(29,944)

Standard Chartered Bank	TRY	49,719	USD	5,542	12/02/2021	127,895

State Street Bank & Trust Co.	USD	10,566	THB	346,084	10/07/2021	(337,518)

State Street Bank & Trust Co.	EUR	49,415	USD	58,727	11/08/2021	1,449,423

State Street Bank & Trust Co.	CNH	162,798	USD	25,138	12/09/2021	22,094

State Street Bank & Trust Co.	USD	6,327	CNH	41,194	12/09/2021	28,448

UBS AG	USD	6,981	CHF	6,475	10/28/2021	(29,203)

UBS AG	USD	4,114	MXN	84,320	10/28/2021	(43,442)

UBS AG	JPY	1,042,339	USD	9,492	11/17/2021	123,219

						$(185,100)

2021 Annual Report	23

Schedule of Investments (continued)

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2021, the aggregate market value of these securities amounted to $74,191,921 or 4.9% of net assets.
(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(e)	The rate shown represents the 7-day yield as of period end.
(f)	Affiliated investments.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNH—Chinese Yuan Renminbi (Offshore)

EUR—Euro

GBP—Great British Pound

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thailand Baht

TRY—Turkish Lira

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ADR—American Depositary Receipt

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

See notes to financial statements.

24	Bernstein Fund, Inc.

Schedule of Investments

Bernstein Fund, Inc.

Schedule of Investments

International Strategic Equities Portfolio

September 30, 2021

Company	Shares	U.S. $ Value

COMMON STOCKS–97.2%

Information Technology–17.7%
Electronic Equipment, Instruments & Components–0.5%
Simplo Technology Co., Ltd.	4,074,000	$41,896,390

IT Services–2.6%
Infosys Ltd.	3,732,987	83,909,242
Otsuka Corp.	1,430,400	73,555,185
Tata Consultancy Services Ltd.	1,629,142	82,630,956

		240,095,383

Semiconductors & Semiconductor Equipment–7.9%
ASML Holding NV	157,862	117,932,099
MediaTek, Inc.	1,810,000	58,259,325
STMicroelectronics NV	1,387,900	60,598,080
Taiwan Semiconductor Manufacturing Co., Ltd.	12,159,000	251,473,450
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	530,830	59,267,169
United Microelectronics Corp.	76,829,000	174,152,080

		721,682,203

Software–6.7%
Constellation Software, Inc./Canada	154,432	252,999,754
Dassault Systemes SE	2,660,450	140,007,542
Open Text Corp.	965,530	47,125,426
Oracle Corp. Japan	985,100	86,537,189
SAP SE	659,763	89,219,174

		615,889,085

		1,619,563,061

Financials–17.0%
Banks–12.9%
ABN AMRO Bank NV (GDR)(a)(b)	6,618,340	95,485,261
Bank Polska Kasa Opieki SA	4,600,610	118,926,055
CTBC Financial Holding Co., Ltd.	56,193,000	45,987,782
Erste Group Bank AG	3,370,349	147,989,232
Hana Financial Group, Inc.	3,317,770	128,967,679
ICICI Bank Ltd.	6,034,597	56,790,316
KB Financial Group, Inc.	1,524,110	70,882,526
KB Financial Group, Inc. (ADR)	714,000	33,136,740
KBC Group NV	1,354,510	122,182,825
Mediobanca Banca di Credito Finanziario SpA(b)	6,502,400	78,230,463
Mitsubishi UFJ Financial Group, Inc.	10,193,500	60,257,128
Nordea Bank Abp	6,103,210	78,647,635
OTP Bank Nyrt(b)	932,730	54,576,894
Sberbank of Russia PJSC (Sponsored ADR)	4,684,655	87,837,281

		1,179,897,817

Company	Shares	U.S. $ Value
Capital Markets–1.9%
Partners Group Holding AG	66,066	$103,105,109
Singapore Exchange Ltd.	9,690,800	70,945,028

		174,050,137

Consumer Finance–0.0%
Isracard Ltd.	1	4

Insurance–2.2%
NN Group NV	2,056,640	107,731,397
Suncorp Group Ltd.	10,704,083	95,180,574

		202,911,971

		1,556,859,929

Consumer Discretionary–14.5%
Automobiles–7.0%
Honda Motor Co., Ltd.	4,763,500	146,448,108
Hyundai Motor Co.	487,200	81,101,929
Kia Corp.	1,972,740	133,232,000
Stellantis NV	7,839,087	149,399,515
Suzuki Motor Corp.	2,831,000	126,486,330

		636,667,882

Hotels, Restaurants & Leisure–1.2%
Aristocrat Leisure Ltd.	801,190	26,644,785
Compass Group PLC(b)	2,131,370	43,589,017
OPAP SA	2,593,340	40,121,185

		110,354,987

Household Durables–2.2%
Persimmon PLC	2,985,270	106,768,000
Sony Group Corp.	832,900	92,467,435

		199,235,435

Internet & Direct Marketing Retail–1.8%
Alibaba Group Holding Ltd.(b)	9,095,520	168,393,901

Textiles, Apparel & Luxury Goods–2.3%
Li Ning Co., Ltd.	5,355,000	61,720,343
LVMH Moet Hennessy Louis Vuitton SE	210,650	150,880,927

		212,601,270

		1,327,253,475

Health Care–11.1%
Biotechnology–0.6%
CSL Ltd.	280,930	58,695,019

Health Care Equipment & Supplies–2.0%
Coloplast A/S–Class B	8,343	1,304,532
Getinge AB–Class B	3,402,060	135,633,144
Straumann Holding AG	23,890	42,845,780

		179,783,456

Health Care Providers & Services–2.1%
Sonic Healthcare Ltd.	6,486,480	187,453,965

Life Sciences Tools & Services–0.9%
Sartorius Stedim Biotech	145,650	81,389,888

2021 Annual Report	25

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Pharmaceuticals–5.5%
Nippon Shinyaku Co., Ltd.	604,700	$50,264,532
Novo Nordisk A/S–Class B	2,011,040	193,843,133
Roche Holding AG	539,562	196,923,810
Sanofi	683,640	65,809,923

		506,841,398

		1,014,163,726

Consumer Staples–9.8%
Beverages–1.0%
Asahi Group Holdings Ltd.	602,300	29,064,198
Pernod Ricard SA	304,760	67,188,316

		96,252,514

Food & Staples Retailing–3.6%
Coles Group Ltd.	7,784,349	94,556,338
Koninklijke Ahold Delhaize NV	6,942,760	231,180,935

		325,737,273

Food Products–2.7%
Nestle SA	2,083,375	251,025,893

Personal Products–0.4%
Marico Ltd.	4,893,594	36,075,719

Tobacco–2.1%
Swedish Match AB	21,547,060	188,681,991

		897,773,390

Industrials–7.9%
Aerospace & Defense–0.8%
Saab AB–Class B	2,554,090	72,305,222

Commercial Services & Supplies–0.9%
Secom Co., Ltd.	1,080,000	78,114,263

Electrical Equipment–2.2%
Fuji Electric Co., Ltd.	1,675,500	76,244,953
Nexans SA	510,570	47,607,549
Schneider Electric SE	458,580	76,378,273

		200,230,775

Machinery–1.6%
Volvo AB–Class B	6,694,830	149,471,995

Professional Services–2.4%
RELX PLC	1,903,400	55,098,804
RELX PLC (London)	849,650	24,458,226
Teleperformance	230,188	90,540,932
Wolters Kluwer NV	466,320	49,428,288

		219,526,250

		719,648,505

Materials–6.6%
Chemicals–2.9%
Akzo Nobel NV	460,785	50,347,492
Evonik Industries AG	1,553,280	48,706,507
Johnson Matthey PLC	1,588,620	$56,994,896
Sika AG	132,070	41,756,964
Tosoh Corp.	4,006,300	72,601,069

		270,406,928

Metals & Mining–3.7%
Anglo American PLC	1,659,260	58,154,815
First Quantum Minerals Ltd.	3,350,640	62,034,192
POSCO	583,450	160,657,930
South32 Ltd.	22,290,060	55,313,519

		336,160,456

		606,567,384

Communication Services–5.5%
Diversified Telecommunication Services–2.0%
Eurazeo SE	227,100	21,279,833
Nippon Telegraph & Telephone Corp.	3,603,400	99,847,136
TELUS Corp.	2,917,530	64,127,613

		185,254,582

Entertainment–1.1%
Konami Holdings Corp.	1,630,000	102,167,118

Interactive Media & Services–2.4%
Kakaku.com, Inc.	3,238,200	104,571,307
Tencent Holdings Ltd.	1,907,100	113,851,423

		218,422,730

		505,844,430

Energy–4.6%
Oil, Gas & Consumable Fuels–4.6%
ENEOS Holdings, Inc.	32,559,700	132,269,024
LUKOIL PJSC (Sponsored ADR)	705,040	66,739,086
Repsol SA	2,241,068	29,253,887
Royal Dutch Shell PLC–Class B	6,538,220	144,864,789
Woodside Petroleum Ltd.	3,027,260	51,763,994

		424,890,780

Utilities–1.6%
Electric Utilities–1.6%
EDP–Energias de Portugal SA	8,627,287	45,320,146
Enel SpA	7,189,040	55,177,444
Equatorial Energia SA	10,845,800	50,487,266

		150,984,856

Real Estate–0.9%
Real Estate Management & Development–0.9%
China Resources Land Ltd.	18,638,000	78,440,852

Total Common Stocks (cost $7,626,435,619)		8,901,990,388

26	Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–2.5%
Investment Companies–2.5%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(c)(d)(e) (cost $230,322,080)	230,322,080	$230,322,080

Total Investments—99.7% (cost $7,856,757,699)		9,132,312,468

Other assets less liabilities—0.3%		31,263,278

Net Assets—100.0%		$9,163,575,746

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Australia and New Zealand Banking Group Ltd.	USD	19,331	NZD	27,640	10/15/2021	$(250,317)

Australia and New Zealand Banking Group Ltd.	USD	10,275	EUR	8,755	11/08/2021	(127,251)

Bank of America, NA	BRL	213,335	USD	39,220	10/04/2021	45,733

Bank of America, NA	USD	40,397	BRL	213,335	10/04/2021	(1,222,846)

Bank of America, NA	USD	130,324	INR	9,829,081	10/08/2021	2,006,989

Bank of America, NA	SEK	2,919,086	USD	339,590	10/13/2021	6,126,068

Bank of America, NA	EUR	128,826	USD	153,170	11/08/2021	3,847,357

Bank of America, NA	USD	37,341	EUR	31,899	11/08/2021	(365,848)

Bank of America, NA	AUD	336,192	USD	240,663	11/09/2021	(2,422,800)

Bank of America, NA	JPY	1,874,130	USD	16,938	11/17/2021	93,468

Bank of America, NA	JPY	2,151,308	USD	19,210	11/17/2021	(125,959)

Bank of America, NA	USD	16,164	JPY	1,766,323	11/17/2021	(288,643)

Bank of America, NA	CNH	141,530	USD	21,838	12/09/2021	2,587

Barclays Bank PLC	CHF	10,376	USD	11,490	10/28/2021	349,775

Barclays Bank PLC	USD	47,625	JPY	5,200,506	11/17/2021	(884,077)

BNP Paribas SA	INR	1,519,397	USD	20,621	10/08/2021	164,895

BNP Paribas SA	INR	1,093,535	USD	14,656	10/08/2021	(67,017)

BNP Paribas SA	KRW	376,194,064	USD	326,870	10/28/2021	9,345,275

BNP Paribas SA	USD	10,877	EUR	9,261	11/08/2021	(143,017)

BNP Paribas SA	USD	31,181	AUD	43,342	11/09/2021	157,204

BNP Paribas SA	USD	151,912	CAD	194,547	11/19/2021	1,675,102

BNP Paribas SA	USD	32,626	ILS	104,429	12/09/2021	(215,216)

Citibank, NA	INR	1,742,412	USD	23,604	10/08/2021	145,083

Citibank, NA	SEK	130,319	USD	14,865	10/13/2021	(21,855)

Citibank, NA	USD	15,113	TWD	419,166	10/21/2021	(33,539)

Citibank, NA	CHF	35,500	USD	38,950	10/28/2021	835,599

Citibank, NA	USD	21,004	KRW	24,818,544	10/28/2021	(55,859)

Citibank, NA	USD	45,403	MXN	924,524	10/28/2021	(774,289)

Citibank, NA	USD	19,690	EUR	16,791	11/08/2021	(226,928)

Citibank, NA	USD	11,023	AUD	15,142	11/09/2021	(74,503)

Citibank, NA	USD	22,939	JPY	2,513,764	11/17/2021	(346,173)

Citibank, NA	PLN	417,705	USD	108,558	12/07/2021	3,558,009

2021 Annual Report	27

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)			In Exchange For (000)			Settlement Date	Unrealized Appreciation/ (Depreciation)

Deutsche Bank AG	BRL	419,482		USD	78,262		10/04/2021	$1,232,324

Deutsche Bank AG	USD	77,119		BRL	419,482		10/04/2021	(89,925)

Deutsche Bank AG	USD	77,901		BRL	419,482		11/03/2021	(1,223,445)

Goldman Sachs Bank USA	INR	1,116,430		USD	15,231		10/08/2021	200,188

Goldman Sachs Bank USA	USD	21,742		INR	1,631,286		10/08/2021	220,634

Goldman Sachs Bank USA	USD	26,774		SEK	230,476		10/13/2021	(445,805)

Goldman Sachs Bank USA	TWD	575,665		USD	20,780		10/21/2021	70,335

Goldman Sachs Bank USA	CHF	7,764		USD	8,530		10/28/2021	193,845

Goldman Sachs Bank USA	USD	12,349		AUD	16,964		11/09/2021	(82,689)

Goldman Sachs Bank USA	JPY	4,873,594		USD	44,236		11/17/2021	433,331

Goldman Sachs Bank USA	USD	88,543		ZAR	1,269,212		11/24/2021	(4,838,099)

Goldman Sachs Bank USA	CNH	425,057		USD	65,380		12/09/2021	(196,835)

Goldman Sachs Bank USA	USD	727,191		CNH	4,718,744		12/09/2021	808,128

Goldman Sachs Bank USA	USD	30,816		MYR	128,127		12/22/2021	(342,528)

HSBC Bank USA	SEK	70,933		USD	8,168		10/13/2021	64,689

HSBC Bank USA	USD	33,355		NOK	291,655		10/13/2021	6,433

HSBC Bank USA	USD	25,308		IDR	372,589,983		10/15/2021	682,118

HSBC Bank USA	CHF	29,070		USD	31,631		10/28/2021	420,615

HSBC Bank USA	KRW	22,012,824		USD	19,257		10/28/2021	677,314

HSBC Bank USA	EUR	9,630		USD	11,365		11/08/2021	202,743

HSBC Bank USA	SGD	21,048		USD	15,511		11/10/2021	10,255

HSBC Bank USA	USD	303,264		GBP	220,824		11/10/2021	(5,714,960)

HSBC Bank USA	USD	15,943		JPY	1,744,905		11/17/2021	(260,204)

HSBC Bank USA	CNH	635,385		USD	97,625		12/09/2021	(400,744)

JPMorgan Chase Bank, NA	SEK	174,965		USD	20,178		10/13/2021	191,085

JPMorgan Chase Bank, NA	EUR	272,371		USD	324,559		11/08/2021	8,850,870

Morgan Stanley Capital Services LLC	BRL	206,147		USD	37,899		10/04/2021	44,192

Morgan Stanley Capital Services LLC	USD	39,173		BRL	206,147		10/04/2021	(1,318,169)

Morgan Stanley Capital Services LLC	SEK	134,414		USD	15,493		10/13/2021	138,602

Morgan Stanley Capital Services LLC	TWD	1,149,836		USD	41,436		10/21/2021	70,190

Morgan Stanley Capital Services LLC	USD	15,025		TWD	417,763		10/21/2021	4,007

Morgan Stanley Capital Services LLC	USD	82,806		KRW	97,481,548		10/28/2021	(526,694)

Morgan Stanley Capital Services LLC	EUR	6,404		USD	7,513		11/08/2021	89,824

Morgan Stanley Capital Services LLC	USD	19,671		EUR	16,761		11/08/2021	(243,243)

Morgan Stanley Capital Services LLC	USD	5,652		GBP	4,123		11/10/2021	(96,261)

Morgan Stanley Capital Services LLC	JPY	2,461,190		USD	21,979		11/17/2021	(141,383)

Morgan Stanley Capital Services LLC	USD	29,979		JPY	3,288,314		11/17/2021	(424,445)

Standard Chartered Bank	TWD	7,231,347		USD	259,551		10/21/2021	(596,778)

Standard Chartered Bank	USD	17,410		TWD	483,875		10/21/2021	(2,622)

Standard Chartered Bank	USD	14,064		CAD	17,774		11/19/2021	(32,521)

Standard Chartered Bank	HUF	13,158,240		USD	44,422		12/07/2021	2,112,902

Standard Chartered Bank	CNH	314,823		USD	48,524		12/09/2021	(45,990)

State Street Bank & Trust Co.	USD	43,124		THB	1,418,777		10/07/2021	(1,192,760)

State Street Bank & Trust Co.	SEK	0	*	USD	0	*	10/13/2021	—

State Street Bank & Trust Co.	AUD	19,347		USD	14,388		11/09/2021	399,009

State Street Bank & Trust Co.	USD	17,256		GBP	12,459		11/10/2021	(468,479)

UBS AG	SEK	130,262		USD	15,082		10/13/2021	201,378

28	Bernstein Fund, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

UBS AG	USD	37,295	TWD	1,030,382	10/21/2021	$(226,861)

UBS AG	EUR	34,343	USD	40,515	11/08/2021	708,309

UBS AG	USD	7,328	AUD	10,186	11/09/2021	36,779

UBS AG	USD	5,652	GBP	4,123	11/10/2021	(96,231)

UBS AG	USD	13,076	JPY	1,432,630	11/17/2021	(199,589)

						$19,569,846

*	Contracts amount less than 500.
(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2021, the market value of this security amounted to $95,485,261 or 1.0% of net assets.
(b)	Non-income producing security.
(c)	Affiliated investments.
(d)	The rate shown represents the 7-day yield as of period end.
(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNH—Chinese Yuan Renminbi (Offshore)

EUR—Euro

GBP—Great British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PLN—Polish Zloty

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thailand Baht

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

PJSC—Public Joint Stock Company

See notes to financial statements.

2021 Annual Report	29

Statement of Assets and Liabilities—September 30, 2021

	SMALL CAP CORE PORTFOLIO	INTERNATIONAL SMALL CAP PORTFOLIO	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

ASSETS

Investments in securities at value

Unaffiliated issuers	$874,147,156	$1,495,142,510	$8,901,990,388

Affiliated issuers	0	17,727,754	230,322,080

Foreign currencies, at value (a)	0	8,670,586	22,313,967

Cash	0	264,669	894,000

Cash collateral due from broker	2,308,600	266,000	2,833,000

Receivables:

Unaffiliated interest and dividends	319,388	4,976,807	20,833,290

Affiliated dividends	22	165	1,899

Foreign withholding tax reclaims	0	1,867,167	21,388,270

Investment securities sold and foreign currency transactions	3,204,794	3,261,781	131,413,650

Capital shares sold	241,825	508,578	3,523,324

Unrealized appreciation of forward currency exchange contracts	0	3,851,830	46,423,243

Total assets	880,221,785	1,536,537,847	9,381,937,111

LIABILITIES

Due to custodian	1,234,560	0	0

Cash collateral due to broker	0	323,000	11,526,000

Payables:

Investment securities purchased and foreign currency transactions	0	5,667,741	162,853,900

Capital shares redeemed	452,792	306,151	6,282,740

Management fee	587,091	1,301,450	5,082,414

Foreign capital gains taxes	0	1,659,940	4,310,871

Variation margin on futures	251,136	0	0

Shareholder servicing fee	2,119	15,455	94,904

Transfer Agent fee	20,231	21,143	56,857

Accrued expenses	203,462	372,975	1,300,282

Unrealized depreciation of forward currency exchange contracts	0	4,036,930	26,853,397

Total liabilities	2,751,391	13,704,785	218,361,365

NET ASSETS	$877,470,394	$1,522,833,062	$9,163,575,746

Cost of investments

Unaffiliated issuers	$593,221,643	$1,199,904,910	$7,626,435,619

Affiliated issuers	0	17,727,754	230,322,080

NET ASSETS CONSIST OF:

Capital stock, at par	$5,729	$11,359	$66,579

Additional paid-in capital	552,602,035	1,210,530,400	7,492,074,424

Distributable earnings	324,862,630	312,291,303	1,671,434,743

	$877,470,394	$1,522,833,062	$9,163,575,746

(a) Cost: $0, $8,726,474 and $22,450,149, respectively. (Note 1)

See Notes to Financial Statements.

30	Bernstein Fund, Inc.

	SMALL CAP CORE PORTFOLIO	INTERNATIONAL SMALL CAP PORTFOLIO	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE

SCB Class Shares

Net Assets	$10,118,972	$72,115,691	$445,341,583

Shares of capital stock outstanding	663,213	5,394,046	32,458,513

Net asset value, offering and redemption price per share	$15.26	$13.37	$13.72

Advisor Class Shares

Net Assets	$702,514,835	$948,393,046	$6,617,933,017

Shares of capital stock outstanding	45,858,869	70,725,741	480,897,895

Net asset value and offering price per share	$15.32	$13.41	$13.76

Class Z Shares

Net Assets	$164,836,587	$502,324,325	$2,100,301,146

Shares of capital stock outstanding	10,766,187	37,471,753	152,429,375

Net asset value and offering price per share	$15.31	$13.41	$13.78

See Notes to Financial Statements.

2021 Annual Report	31

Statement of Operations—for the year ended September 30, 2021

	SMALL CAP CORE PORTFOLIO	INTERNATIONAL SMALL CAP PORTFOLIO	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

INVESTMENT INCOME

Income:

Dividends

Unaffiliated issuers (a)	$8,218,601	$33,122,080	$251,688,466

Affiliated issuers	332	2,350	23,328

Interest	1,203	0	0

Total income	8,220,136	33,124,430	251,711,794

Expenses:

Management fee (see Note 2A)	6,818,808	14,478,154	54,361,096

Shareholder servicing fee (see Note 2B)	24,733	180,158	1,010,688

Custody and accounting fees	148,550	382,308	1,087,346

Transfer Agent fee—SCB Class	4,253	16,251	25,069

Transfer Agent fee—Advisor Class	295,189	201,863	361,201

Transfer Agent fee—Class Z	31,007	95,771	413,435

Registration fees	58,287	58,903	465,515

Auditing and tax fees	90,007	56,852	238,552

Directors’ fees and expenses	31,216	53,611	290,550

Legal fees	15,474	24,441	137,013

Printing fees	21,609	27,447	77,839

Miscellaneous	48,857	85,677	282,708

Total expenses	7,587,990	15,661,436	58,751,012

Less: expenses waived and reimbursed by the Adviser (see Note 2D)	(1,355)	(9,152)	(99,216)

Net expenses	7,586,635	15,652,284	58,651,796

Net investment income	633,501	17,472,146	193,059,998

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain on:

Investment transactions (b)	79,599,704	142,123,834	777,094,114

Forward currency exchange contracts	0	3,725,151	59,736,012

Futures	8,509,021	0	0

Foreign currency transactions	0	633,595	1,461,950

Net realized gain on investment transactions and foreign currency transactions	88,108,725	146,482,580	838,292,076

Net change in unrealized appreciation/depreciation of:

Investments (c)	216,364,970	196,644,463	172,259,165

Forward currency exchange contracts	0	(914,977)	19,342,885

Futures	(68,419)	0	0

Foreign currency denominated assets and liabilities	0	(137,438)	(583,946)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	216,296,551	195,592,048	191,018,104

Net realized and unrealized gain on investment transactions and foreign currency transactions	304,405,276	342,074,628	1,029,310,180

Net increase in net assets resulting from operations	$305,038,777	$359,546,774	$1,222,370,178

(a) Net of foreign withholding taxes of $12,357, $4,464,410 and $28,739,495, respectively.

(b) Net of foreign realized capital gains taxes of $0, $706 and $770,575, respectively.

(c) Net of increase in accrued foreign capital gains taxes on unrealized gains of $0, $1,659,940 and $4,310,871, respectively.

See Notes to Financial Statements.

32	Bernstein Fund, Inc.

Statement of Changes in Net Assets

	SMALL CAP CORE PORTFOLIO		INTERNATIONAL SMALL CAP PORTFOLIO

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$633,501	$3,849,328	$17,472,146	$15,149,012

Net realized gain (loss) on investment transactions and foreign currency transactions	88,108,725	(32,745,385)	146,482,580	(56,553,022)

Net change in unrealized appreciation/depreciation of investments	216,296,551	8,157,968	195,592,048	57,788,570

Net increase (decrease) in net assets resulting from operations	305,038,777	(20,738,089)	359,546,774	16,384,560

Distributions to shareholders (a)	(3,943,698)	(4,500,621)	(15,502,777)	(25,979,696)

Capital-share transactions:

Net proceeds from sales of shares	36,265,207	90,360,480	101,635,054	144,989,727

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	3,175,486	3,601,804	13,373,914	22,490,367

Total proceeds from shares sold	39,440,693	93,962,284	115,008,968	167,480,094

Cost of shares redeemed	(119,391,742)	(347,982,942)	(146,554,822)	(204,873,648)

Net decrease in net assets from capital-share transactions	(79,951,049)	(254,020,658)	(31,545,854)	(37,393,554)

Net increase (decrease) in net assets	221,144,030	(279,259,368)	312,498,143	(46,988,690)

NET ASSETS:

Beginning of period	656,326,364	935,585,732	1,210,334,919	1,257,323,609

End of period	$877,470,394	$656,326,364	$1,522,833,062	$1,210,334,919

(a) See page 35 for share class information on dividend distributions for the Portfolios.

See Notes to Financial Statements.

2021 Annual Report	33

Statement of Changes in Net Assets (continued)

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$193,059,998	$66,115,834

Net realized gain (loss) on investment transactions and foreign currency transactions	838,292,076	(284,686,111)

Net change in unrealized appreciation/depreciation of investments	191,018,104	286,658,256

Net increase in net assets resulting from operations	1,222,370,178	68,087,979

Distributions to shareholders (a)	(57,001,223)	(90,002,554)

Capital-share transactions:

Net proceeds from sales of shares	826,300,948	385,301,371

Shares issued in connection with the Reorganization	4,144,702,295	0

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	48,987,991	77,639,468

Total proceeds from shares sold	5,019,991,234	462,940,839

Cost of shares redeemed	(1,054,104,015)	(564,732,778)

Net increase (decrease) in net assets from capital-share transactions	3,965,887,219	(101,791,939)

Net increase (decrease) in net assets	5,131,256,174	(123,706,514)

NET ASSETS:

Beginning of period	4,032,319,572	4,156,026,086

End of period	$9,163,575,746	$4,032,319,572

(a) See page 35 for share class information on dividend distributions for the Portfolios.

See Notes to Financial Statements.

34	Bernstein Fund, Inc.

	SMALL CAP CORE PORTFOLIO

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20

Distributions to shareholders:

SCB Class	$(27,689)	$(18,753)

Advisor Class	(3,183,087)	(3,500,847)

Class Z	(732,922)	(981,021)

	$(3,943,698)	$(4,500,621)

	INTERNATIONAL SMALL CAP PORTFOLIO

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20

Distributions to shareholders:

SCB Class	$(659,648)	$(1,209,894)

Advisor Class	(9,641,123)	(16,458,466)

Class Z	(5,202,006)	(8,311,336)

	$(15,502,777)	$(25,979,696)

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20

Distributions to shareholders:

SCB Class	$(2,004,999)	$(3,430,399)

Advisor Class	(35,823,954)	(57,142,513)

Class Z	(19,172,270)	(29,429,642)

	$(57,001,223)	$(90,002,554)

See Notes to Financial Statements.

2021 Annual Report	35

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SMALL CAP CORE PORTFOLIO SCB CLASS

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18		YEAR ENDED 9/30/17

Net asset value, beginning of period	$10.39	$10.78	$12.93		$12.21		$10.54

Income from investment operations:

Investment income (loss), net (a)(b)	(0.02)	0.02	0.02		(0.00	)(c)	0.01

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	4.93	(0.39)	(1.38)		1.44		1.67

Total from investment operations	4.91	(0.37)	(1.36)		1.44		1.68

Less dividends and distributions:

Dividends from net investment income	(0.04)	(0.02)	(0.00	)(c)	(0.01)		(0.01)

Distributions from net realized gain on investment transactions	0	0	(0.79)		(0.71)		0

Total dividends and distributions	(0.04)	(0.02)	(0.79)		(0.72)		(0.01)

Net asset value, end of period	$15.26	$10.39	$10.78		$12.93		$12.21

Total return (d)(e)	47.30%	(3.42)%	(10.15)%		12.44%		15.98%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$10,119	$7,895	$8,692		$10,865		$10,276

Average net assets (000 omitted)	$9,893	$8,175	$9,118		$10,771		$7,467

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.14%	1.14%	1.14%		1.14%		1.18%

Expenses, before waivers/reimbursements	1.14%	1.14%	1.14%		1.14%		1.19%

Net investment income (loss) (b)	(0.17)%	0.19%	0.19%		(0.02)%		0.05%

Portfolio turnover rate	40%	88%	61%		102%		165%

See Footnote Summary on page 44.

See Notes to Financial Statements.

36	Bernstein Fund, Inc.

	SMALL CAP CORE PORTFOLIO ADVISOR CLASS

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$10.43	$10.82	$12.97	$12.25	$10.56

Income from investment operations

Investment income, net (a)(b)	0.01	0.04	0.05	0.03	0.03

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	4.94	(0.38)	(1.38)	1.44	1.69

Total from investment operations	4.95	(0.34)	(1.33)	1.47	1.72

Less dividends and distributions:

Dividends from net investment income	(0.06)	(0.05)	(0.03)	(0.04)	(0.03)

Distributions from net realized gain on investment transactions	0	0	(0.79)	(0.71)	0

Total dividends and distributions	(0.06)	(0.05)	(0.82)	(0.75)	(0.03)

Net asset value, end of period	$15.32	$10.43	$10.82	$12.97	$12.25

Total return (d)(e)	47.62%	(3.17)%	(9.90)%	12.64%	16.29%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$702,514	$531,943	$734,733	$752,305	$695,958

Average net assets (000 omitted)	$687,421	$688,776	$724,908	$718,801	$654,649

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.89%	0.89%	0.89%	0.89%	0.92%

Expenses, before waivers/reimbursements	0.89%	0.89%	0.89%	0.89%	0.93%

Net investment income (b)	0.07%	0.43%	0.44%	0.23%	0.30%

Portfolio turnover rate	40%	88%	61%	102%	165%

See Footnote Summary on page 44.

See Notes to Financial Statements.

2021 Annual Report	37

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SMALL CAP CORE PORTFOLIO CLASS Z

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$10.42	$10.82	$12.96	$12.24	$10.56

Income from investment operations

Investment income, net (a)(b)	0.01	0.05	0.05	0.03	0.03

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	4.95	(0.39)	(1.37)	1.44	1.68

Total from investment operations	4.96	(0.34)	(1.32)	1.47	1.71

Less dividends and distributions:

Dividends from net investment income	(0.07)	(0.06)	(0.03)	(0.04)	(0.03)

Distributions from net realized gain on investment transactions	0	0	(0.79)	(0.71)	0

Total dividends and distributions	(0.07)	(0.06)	(0.82)	(0.75)	(0.03)

Net asset value, end of period	$15.31	$10.42	$10.82	$12.96	$12.24

Total return (d)(e)	47.70%	(3.23)%	(9.80)%	12.69%	16.22%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$164,837	$116,488	$192,161	$211,869	$179,340

Average net assets (000 omitted)	$155,037	$182,516	$190,252	$193,253	$144,513

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.87%	0.87%	0.87%	0.86%	0.93%

Expenses, before waivers/reimbursements	0.87%	0.87%	0.87%	0.86%	0.94%

Net investment income (b)	0.10%	0.46%	0.46%	0.25%	0.30%

Portfolio turnover rate	40%	88%	61%	102%	165%

See Footnote Summary on page 44.

See Notes to Financial Statements.

38	Bernstein Fund, Inc.

	INTERNATIONAL SMALL CAP PORTFOLIO SCB CLASS

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$10.40	$10.40	$12.40	$12.70	$10.92

Income from investment operations:

Investment income, net (a)(b)	0.12	0.10	0.16	0.14	0.08

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	2.96	0.09	(1.21)	0.02	1.96

Contributions from affiliates	0	0	0	0	0.00 (c)

Total from investment operations	3.08	0.19	(1.05)	0.16	2.04

Less dividends and distributions:

Dividends from net investment income	(0.11)	(0.19)	(0.19)	(0.14)	(0.14)

Distributions from net realized gain on investment transactions	0	0	(0.76)	(0.32)	(0.12)

Total dividends and distributions	(0.11)	(0.19)	(0.95)	(0.46)	(0.26)

Net asset value, end of period	$13.37	$10.40	$10.40	$12.40	$12.70

Total return (d)	29.79%	1.77%	(8.03)%	1.29%	19.28%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$72,116	$63,328	$64,993	$71,729	$73,531

Average net assets (000 omitted)	$72,063	$62,709	$64,757	$76,322	$55,325

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.32%	1.33%	1.35%	1.35%	1.35%

Expenses, before waivers/reimbursements	1.32%	1.34%	1.35%	1.35%	1.36%

Net investment income (b)	0.94%	1.02%	1.50%	1.07%	0.75%

Portfolio turnover rate	48%	58%	46%	81%	65%

See Footnote Summary on page 44.

See Notes to Financial Statements.

2021 Annual Report	39

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL SMALL CAP PORTFOLIO ADVISOR CLASS

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$10.42	$10.43	$12.43	$12.72	$10.93

Income from investment operations

Investment income, net (a)(b)	0.15	0.13	0.19	0.18	0.10

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	2.98	0.08	(1.21)	0.01	1.96

Contributions from affiliates	0	0	0	0	0.00 (c)

Total from investment operations	3.13	0.21	(1.02)	0.19	2.06

Less dividends and distributions:

Dividends from net investment income	(0.14)	(0.22)	(0.22)	(0.16)	(0.15)

Distributions from net realized gain on investment transactions	0	0	(0.76)	(0.32)	(0.12)

Total dividends and distributions	(0.14)	(0.22)	(0.98)	(0.48)	(0.27)

Net asset value, end of period	$13.41	$10.42	$10.43	$12.43	$12.72

Total return (d)	30.22%	1.90%	(7.70)%	1.53%	19.51%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$948,393	$748,799	$791,765	$810,447	$608,324

Average net assets (000 omitted)	$896,897	$750,872	$765,916	$745,535	$460,362

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.07%	1.09%	1.10%	1.10%	1.10%

Expenses, before waivers/reimbursements	1.07%	1.09%	1.10%	1.10%	1.11%

Net investment income (b)	1.22%	1.27%	1.77%	1.43%	0.93%

Portfolio turnover rate	48%	58%	46%	81%	65%

See Footnote Summary on page 44.

See Notes to Financial Statements.

40	Bernstein Fund, Inc.

	INTERNATIONAL SMALL CAP PORTFOLIO CLASS Z

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$10.42	$10.43	$12.43	$12.72	$10.93

Income from investment operations

Investment income, net (a)(b)	0.15	0.13	0.18	0.18	0.10

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	2.98	0.08	(1.20)	0.02	1.96

Contributions from affiliates	0	0	0	0	0.00 (c)

Total from investment operations	3.13	0.21	(1.02)	0.20	2.06

Less dividends and distributions:

Dividends from net investment income	(0.14)	(0.22)	(0.22)	(0.17)	(0.15)

Distributions from net realized gain on investment transactions	0	0	(0.76)	(0.32)	(0.12)

Total dividends and distributions	(0.14)	(0.22)	(0.98)	(0.49)	(0.27)

Net asset value, end of period	$13.41	$10.42	$10.43	$12.43	$12.72

Total return (d)	30.22%	1.91%	(7.70)%	1.54%	19.52%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$502,324	$398,208	$400,566	$427,851	$392,000

Average net assets (000 omitted)	$478,856	$388,053	$396,772	$424,411	$291,438

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.07%	1.08%	1.10%	1.10%	1.10%

Expenses, before waivers/reimbursements	1.07%	1.08%	1.10%	1.10%	1.11%

Net investment income (b)	1.22%	1.29%	1.75%	1.36%	0.87%

Portfolio turnover rate	48%	58%	46%	81%	65%

See Footnote Summary on page 44.

See Notes to Financial Statements.

2021 Annual Report	41

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO SCB CLASS

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$11.58	$11.59	$12.45	$12.69	$10.57

Income from investment operations:

Investment income, net (a)(b)	0.29	0.16	0.24	0.22	0.18

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	1.98	0.06	(0.79)	(0.11)	2.11

Total from investment operations	2.27	0.22	(0.55)	0.11	2.29

Less dividends and distributions:

Dividends from net investment income	(0.13)	(0.23)	(0.18)	(0.09)	(0.14)

Distributions from net realized gain on investment transactions	0	0	(0.13)	(0.26)	(0.03)

Total dividends and distributions	(0.13)	(0.23)	(0.31)	(0.35)	(0.17)

Net asset value, end of period	$13.72	$11.58	$11.59	$12.45	$12.69

Total return (d)	19.76%	1.81%	(4.22)%	0.86%	22.01%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$445,342	$172,253	$175,497	$181,606	$152,725

Average net assets (000 omitted)	$404,275	$171,155	$168,856	$179,015	$106,248

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.95%	1.00%	1.00%	1.03%	1.17%

Expenses, before waivers/reimbursements	0.95%	1.00%	1.00%	1.04%	1.23%

Net investment income (b)	2.13%	1.41%	2.07%	1.69%	1.62%

Portfolio turnover rate	86%	63%	63%	69%	69%

See Footnote Summary on page 44.

See Notes to Financial Statements.

42	Bernstein Fund, Inc.

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO ADVISOR CLASS

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$11.62	$11.63	$12.50	$12.72	$10.57

Income from investment operations

Investment income, net (a)(b)	0.32	0.19	0.27	0.26	0.21

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	1.99	0.06	(0.80)	(0.11)	2.11

Total from investment operations	2.31	0.25	(0.53)	0.15	2.32

Less dividends and distributions:

Dividends from net investment income	(0.17)	(0.26)	(0.21)	(0.11)	(0.14)

Distributions from net realized gain on investment transactions	0	0	(0.13)	(0.26)	(0.03)

Total dividends and distributions	(0.17)	(0.26)	(0.34)	(0.37)	(0.17)

Net asset value, end of period	$13.76	$11.62	$11.63	$12.50	$12.72

Total return (d)	20.02%	2.04%	(4.01)%	1.18%	22.38%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$6,617,933	$2,510,243	$2,621,316	$2,568,426	$1,760,819

Average net assets (000 omitted)	$5,755,397	$2,529,235	$2,501,981	$2,275,780	$1,023,860

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.70%	0.75%	0.75%	0.77%	0.93%

Expenses, before waivers/reimbursements	0.70%	0.75%	0.75%	0.79%	0.98%

Net investment income (b)	2.39%	1.65%	2.35%	2.05%	1.85%

Portfolio turnover rate	86%	63%	63%	69%	69%

See Footnote Summary on page 44.

See Notes to Financial Statements.

2021 Annual Report	43

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO CLASS Z

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$11.63	$11.64	$12.51	$12.73	$10.58

Income from investment operations

Investment income, net (a)(b)	0.30	0.19	0.26	0.25	0.20

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	2.02	0.05	(0.79)	(0.10)	2.12

Total from investment operations	2.32	0.24	(0.53)	0.15	2.32

Less dividends and distributions:

Dividends from net investment income	(0.17)	(0.25)	(0.21)	(0.11)	(0.14)

Distributions from net realized gain on investment transactions	0	0	(0.13)	(0.26)	(0.03)

Total dividends and distributions	(0.17)	(0.25)	(0.34)	(0.37)	(0.17)

Net asset value, end of period	$13.78	$11.63	$11.64	$12.51	$12.73

Total return (d)	20.07%	2.02%	(4.02)%	1.18%	22.35%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$2,100,301	$1,349,824	$1,359,213	$1,420,930	$1,276,674

Average net assets (000 omitted)	$2,067,177	$1,331,995	$1,331,620	$1,390,312	$605,465

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.71%	0.76%	0.76%	0.79%	0.94%

Expenses, before waivers/reimbursements	0.71%	0.76%	0.76%	0.80%	1.00%

Net investment income (b)	2.26%	1.65%	2.31%	1.91%	1.74%

Portfolio turnover rate	86%	63%	63%	69%	69%

(a)	Based on average shares outstanding.
(b)	Net of expenses waived by the Adviser.
(c)	Amount is less than $.005.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(e)	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Small Cap Core Portfolio for the year ended September 30, 2021 by 0.01%.

See Notes to Financial Statements.

44	Bernstein Fund, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Bernstein Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end registered investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: Small Cap Core Portfolio, International Small Cap Portfolio and International Strategic Equities Portfolio (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”).

The International Strategic Equities Portfolio (the “Acquiring Portfolio”) acquired the assets and liabilities of the International Portfolio and Tax-Managed International Portfolio (each, an “Acquired Portfolio,” and together, the “Acquired Portfolios”), each a series of Sanford C. Bernstein Fund, Inc. (“SCB Fund”), in a reorganization that was effective at the close of business December 4, 2020 (together, the “Reorganizations,” and each a “Reorganization”). The Reorganizations were approved by the Fund’s Board of Directors and the shareholders of the Acquired Portfolios pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) (see Note 7 for additional Information).

The Fund’s Portfolios offer the following share classes: SCB Class, Advisor Class and Class Z. Class Z shares are currently offered exclusively to registered investment companies (or their series) managed by AllianceBernstein L.P. (the “Adviser”). Each Portfolio has its own investment objectives. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent

2021 Annual Report	45

Notes to Financial Statements (continued)

pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

46	Bernstein Fund, Inc.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2021:

SMALL CAP CORE PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Common Stocks (a)	$874,147,156	$0	$0	$874,147,156

Total Investments in Securities	874,147,156	0	0	874,147,156

Other Financial Instruments (b):
Assets	0	0	0	0

Liabilities:

Futures	(260,424)	0	0	(260,424	)(c)

Total	$873,886,732	$0	$0	$873,886,732

(a)	See Schedule of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

INTERNATIONAL SMALL CAP PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL

Assets:
Common Stocks:

Industrials	$104,970,214	$228,319,736		$0	$333,289,950

Consumer Discretionary	47,586,093	168,324,639		0	215,910,732

Information Technology	20,674,887	178,044,001		0	198,718,888

Financials	41,143,660	107,404,248		0	148,547,908

Materials	32,135,978	106,968,730		0	139,104,708

Communication Services	19,923,411	85,986,779		0	105,910,190

Health Care	39,008,541	66,293,338		0	105,301,879

Real Estate	25,031,029	74,830,278		0	99,861,307

Consumer Staples	3,156,618	78,903,303		2,668,952	84,728,873

Utilities	27,491,039	11,556,366		0	39,047,405

Energy	3,161,620	18,418,948		0	21,580,568

Investment Companies	3,140,102	0		0	3,140,102

Short-Term Investments	17,727,754	0		0	17,727,754

Total Investments in Securities	385,150,946	1,125,050,366	(a)	2,668,952	1,512,870,264

Other Financial Instruments (b):

Assets:

Forward Currency Exchange Contracts	0	3,851,830		0	3,851,830

Liabilities:

Forward Currency Exchange Contracts	0	(4,036,930)		0	(4,036,930)

Total	$385,150,946	$1,124,865,266		$2,668,952	$1,512,685,164

2021 Annual Report	47

Notes to Financial Statements (continued)

(a)

A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL

Assets:
Common Stocks:

Information Technology	$359,392,349	$1,260,170,712		$0	$1,619,563,061

Financials	120,974,021	1,435,885,908		0	1,556,859,929

Consumer Discretionary	0	1,327,253,475		0	1,327,253,475

Health Care	0	1,014,163,726		0	1,014,163,726

Consumer Staples	188,681,991	709,091,399		0	897,773,390

Industrials	0	719,648,505		0	719,648,505

Materials	62,034,192	544,533,192		0	606,567,384

Communication Services	64,127,613	441,716,817		0	505,844,430

Energy	66,739,086	358,151,694		0	424,890,780

Utilities	95,807,412	55,177,444		0	150,984,856

Real Estate	0	78,440,852		0	78,440,852

Short-Term Investments	230,322,080	0		0	230,322,080

Total Investments in Securities	1,188,078,744	7,944,233,724	(a)	0	9,132,312,468

Other Financial Instruments (b):

Assets:

Forward Currency Exchange Contracts	0	46,423,243		0	46,423,243

Liabilities:

Forward Currency Exchange Contracts	0	(26,853,397)		0	(26,853,397)

Total	$1,188,078,744	$7,963,803,570		$0	$9,151,882,314

(a)

A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

C.	Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

48	Bernstein Fund, Inc.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code. The International Small Cap Portfolio and International Strategic Equities Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on, management’s understanding of applicable local tax law.

In consideration of recent decisions rendered by the European courts, certain Portfolios filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2010. These filing are subject to various administrative and judicial proceedings within these countries. No amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2021, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

F.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

G.	Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions

2021 Annual Report	49

Notes to Financial Statements (continued)

exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio, due to merger adjustments which are reflected as adjustments to the components of net assets as of September 30, 2021, are shown below:

PORTFOLIO	INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) TO DISTRIBUTABLE EARNINGS/ ACCUMULATED LOSS
Small Cap Core	$0	$0

International Small Cap	0	0

International Strategic Equities	168,280,122	(168,280,122)

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee at an annualized rate as follows:

Small Cap Core Portfolio: 0.80% of the Portfolio’s average daily net assets.

International Small Cap Portfolio: 1.00% of the Portfolio’s average daily net assets.

ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
	FIRST $2.5 BILLION	NEXT $2.5 BILLION	THEREAFTER
International Strategic Equities	0.75%	0.65%	0.60%

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total portfolio operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Portfolios may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) as a percentage of daily average net assets on an annual basis (the “Expense Caps”) as follows:

PORTFOLIO	SCB CLASS	ADVISOR CLASS	CLASS Z
Small Cap Core	1.30%	1.05%	1.05%

International Small Cap	1.35%	1.10%	1.10%

The Expense Caps described above for Small Cap Core and International Small Cap may not be terminated by the Adviser before January 28, 2022. During the year ended September 30, 2021, there were no such reimbursement/waivers.

B.	Shareholder Servicing Fee; Transfer Agency Fee

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund

50	Bernstein Fund, Inc.

investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio to the Adviser for services is 0.25% of the average daily net assets of SCB Class Shares.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the year ended September 30, 2021, the compensation retained by ABIS amounted to: Small Cap Core Portfolio, $217,955; International Small Cap Portfolio, $237,503; and International Strategic Equities Portfolio, $636,282.

C.	Distribution Arrangements—the Portfolios Except the Retail Classes

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell SCB Class shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Distribution Arrangements—the Retail Classes Only

The Fund has entered into a Distribution Services Agreement (the “Agreement”) with AllianceBernstein Investments, Inc., (the “Retail Distributor”), to permit the Retail Distributor to distribute the Portfolios’ Advisor Class and Class Z shares, as applicable, and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of the Portfolios’ Class A and Class C shares in accordance with a plan of distribution which is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 under the under the Investment Company Act of 1940 (the “Rule 12b-1 Plan”). Advisor Class shares and Class Z shares are not subject to Rule 12b-1 asset-based sales charges.

E.	Investments in Affiliated Issuers

The Portfolios may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”), advised by the Adviser, which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Portfolios in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount equal to each Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolios as an acquired fund fee and expense.

For the year ended September 30, 2021, such waivers amounted to:

PORTFOLIO	AMOUNT
Small Cap Core	$1,355

International Small Cap	9,152

International Strategic Equities	99,216

A summary of the Portfolios’ transactions in shares of the Government Money Market Portfolio for the year ended September 30, 2021 is as follows:

PORTFOLIO	MARKET VALUE 9/30/20 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 9/30/21 (000)	DIVIDEND INCOME (000)
Small Cap Core	$3,936	$103,961	$107,897	$0	$0	*

International Small Cap	12,832	221,027	216,131	17,728	2

International Strategic Equities	62,020	2,526,313	2,358,011	230,322	23

*	Amount is less than $500.

2021 Annual Report	51

Notes to Financial Statements (continued)

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2021, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Small Cap Core	$333,320,900	$0	$406,262,259	$0

International Small Cap	676,337,167	0	709,041,966	0

International Strategic Equities	6,587,090,485	0	6,612,369,687	0

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

	COST	GROSS UNREALIZED		NET UNREALIZED APPRECIATION (DEPRECIATION)
PORTFOLIO		APPRECIATION	(DEPRECIATION)
Small Cap Core	$599,088,379	$302,540,680	$(27,481,903)	$275,058,777

International Small Cap	1,238,677,305	345,500,413	(71,545,227)	273,955,186

International Strategic Equities	7,877,151,635	1,521,823,948	(268,221,299)	1,253,602,649

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolios bear the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolios to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolios to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolios’ credit risk is subject to failure of the exchange or

52	Bernstein Fund, Inc.

board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2021, the Small Cap Core Portfolio held futures for non-hedging purposes.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of the Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of the Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the year ended September 30, 2021, the International Small Cap Portfolio and International Strategic Equities Portfolio held forward currency exchange contracts for hedging purposes.

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

2021 Annual Report	53

Notes to Financial Statements (continued)

During the year ended September 30, 2021, the Portfolios had entered into the following derivatives:

SMALL CAP CORE PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Equity contracts			Receivable/Payable for variation margin on futures	$260,424	*

Total				$260,424

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$8,509,021	$(68,419)

Total		$8,509,021	$(68,419)

INTERNATIONAL SMALL CAP PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$3,851,830	Unrealized depreciation on forward currency exchange contracts	$4,036,930

Total		$3,851,830		$4,036,930

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$3,725,151	$(914,977)

Total		$3,725,151	$(914,977)

INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$46,423,243	Unrealized depreciation on forward currency exchange contracts	$26,853,397

Total		$46,423,243		$26,853,397

54	Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$59,736,012	$19,342,885

Total		$59,736,012	$19,342,885

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the year ended September 30, 2021:

SMALL CAP CORE PORTFOLIO
Futures:

Average notional amount of buy contracts	$24,079,423

INTERNATIONAL SMALL CAP PORTFOLIO
Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$236,634,865

Average principal amount of sale contracts	$231,590,184

INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO
Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$1,682,463,066

Average principal amount of sale contracts	$1,787,575,733

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of September 30, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

INTERNATIONAL SMALL CAP PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$399,530	$(332,657)	$(66,873)	$0	$0

Barclays Bank PLC	163,830	0	0	0	163,830

BNP Paribas SA	75,485	(75,485)	0	0	0

Citibank, NA	335,084	(335,084)	0	0	0

Deutsche Bank AG	89,633	(89,633)	0	0	0

Goldman Sachs Bank USA	373,409	(373,409)	0	0	0

JPMorgan Chase Bank, NA	41,049	(41,049)	0	0	0

Morgan Stanley Capital Services, Inc.	161,527	(161,527)	0	0	0

Natwest Markets PLC	413,632	(83,058)	0	0	330,574

Standard Chartered Bank	175,467	(29,944)	0	0	145,523

State Street Bank & Trust Co.	1,499,965	(337,518)	0	0	1,162,447

UBS AG	123,219	(72,645)	0	0	50,574

Total	$3,851,830	$(1,932,009)	$(66,873)	$0	$1,852,948	^

2021 Annual Report	55

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$332,657	$(332,657)	$0	$0	$0

BNP Paribas SA	75,942	(75,485)	0	0	457

Citibank, NA	1,280,406	(335,084)	0	0	945,322

Deutsche Bank AG	93,706	(89,633)	0	0	4,073

Goldman Sachs Bank USA	556,585	(373,409)	0	0	183,176

HSBC Bank USA	66,741	0	0	0	66,741

JPMorgan Chase Bank, NA	86,331	(41,049)	0	0	45,282

Morgan Stanley Capital Services, Inc.	746,412	(161,527)	(266,000)	0	318,885

Natwest Markets PLC	83,058	(83,058)	0	0	0

Societe Generale	274,985	0	0	0	274,985

Standard Chartered Bank	29,944	(29,944)	0	0	0

State Street Bank & Trust Co.	337,518	(337,518)	0	0	0

UBS AG	72,645	(72,645)	0	0	0

Total	$4,036,930	$(1,932,009)	$(266,000)	$0	$1,838,921	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$12,122,202	$(4,426,096)	$(504,000)	$(994,981)	$6,197,125

Barclays Bank PLC	349,775	(349,775)	0	0	0

BNP Paribas SA	11,342,476	(425,250)	(9,406,000)	0	1,511,226

Citibank, NA	4,538,691	(1,533,146)	0	0	3,005,545

Deutsche Bank AG	1,232,324	(1,232,324)	0	0	0

Goldman Sachs Bank USA	1,926,461	(1,926,461)	0	0	0

HSBC Bank USA	2,064,167	(2,064,167)	0	0	0

JPMorgan Chase Bank, NA	9,041,955	0	0	0	9,041,955

Morgan Stanley Capital Services LLC	346,815	(346,815)	0	0	0

Standard Chartered Bank	2,112,902	(677,911)	0	0	1,434,991

State Street Bank & Trust Co.	399,009	(399,009)	0	0	0

UBS AG	946,466	(522,681)	0	0	423,785

Total	$46,423,243	$(13,903,635)	$(9,910,000)	$(994,981)	$21,614,627	^

56	Bernstein Fund, Inc.

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Australia and New Zealand Banking Group Ltd.	$377,568	$0	$0	$0	$377,568

Bank of America, NA	4,426,096	(4,426,096)	0	0	0

Barclays Bank PLC	884,077	(349,775)	0	0	534,302

BNP Paribas SA	425,250	(425,250)	0	0	0

Citibank, NA	1,533,146	(1,533,146)	0	0	0

Deutsche Bank AG	1,313,370	(1,232,324)	0	0	81,046

Goldman Sachs Bank USA	5,905,956	(1,926,461)	0	0	3,979,495

HSBC Bank USA	6,375,908	(2,064,167)	0	0	4,311,741

Morgan Stanley Capital Services LLC	2,750,195	(346,815)	(1,897,000)	0	506,380

Standard Chartered Bank	677,911	(677,911)	0	0	0

State Street Bank & Trust Co.	1,661,239	(399,009)	0	0	1,262,230

UBS AG	522,681	(522,681)	0	0	0

Total	$26,853,397	$(13,903,635)	$(1,897,000)	$0	$11,052,762	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2021 and September 30, 2020 were as follows:

PORTFOLIO	2021	2020
Small Cap Core

Distributions paid from:

Ordinary income	$3,943,698	$4,500,621

Long-term capital gains	0	0

Total distributions paid	$3,943,698	$4,500,621

2021 Annual Report	57

Notes to Financial Statements (continued)

PORTFOLIO	2021	2020
International Small Cap

Distributions paid from:

Ordinary income	$15,502,777	$25,979,696

Long-term capital gains	0	0

Total distributions paid	$15,502,777	$25,979,696

International Strategic Equities

Distributions paid from:

Ordinary income	$57,001,223	$90,002,554

Long-term capital gains	0	0

Total distributions paid	$57,001,223	$90,002,554

As of September 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM GAINS	ACCUMULATED CAPITAL AND OTHER (LOSSES)(a)	UNREALIZED APPRECIATION/ (DEPRECIATION)(b)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)
Small Cap Core	$52,632	$49,751,221	$0	$275,058,777	$324,862,630

International Small Cap	27,101,589	12,963,589	0	272,226,125	312,291,303

International Strategic Equities	204,602,220	217,813,607	0	1,249,018,916	1,671,434,743

(a)

During the fiscal year ended September 30, 2021 Small Cap Core Portfolio, International Small Cap Portfolio, and International Strategic Equities Portfolio utilized capital loss carryforwards of $36,045,461, $130,151,158, and $617,371,582 respectively, to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Portfolios are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2021, the Portfolios did not have any capital loss carryforwards.

NOTE 5.	Risks Involved in Investing in the Portfolios

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political, regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk—The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Sector Risk—The Portfolios may have more risk because of concentrated investments in a particular market sector, such as the financials, consumer discretionary, information technology or industrials sector. Market or economic factors affecting that sector could have a major effect on the value of the Portfolios’ investments.

Emerging-Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging

58	Bernstein Fund, Inc.

markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Illiquid Investment Risk—Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. Illiquid securities may also be difficult to value.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Market Risk—The Portfolios are subject to market risk, which is the risk that stock prices in general or in particular countries or sectors may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness); and other factors. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Recently, certain governments and central banks have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. This and other government intervention into the economy and financial markets may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The reversal of these policies, or their ineffectiveness, as well as further governmental or central bank actions could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters (including the spread of infections illness) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

2021 Annual Report	59

Notes to Financial Statements (continued)

Allocation Risk—The Portfolios may seek to focus on different investment disciplines or factors at different times as a means to achieve their investment objectives. In the event that the investment disciplines or factors to which the Portfolios have greater exposure perform worse than the investment disciplines or factors with less exposure, the Portfolios’ returns may be negatively affected.

Derivatives Risk—The Portfolios may use derivatives in currency hedging as well as for direct investments to gain access to certain markets, earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives, and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could also have an adverse effect on the value or performance of the Portfolios.

REIT Risk— Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, including other registered funds advised by the Adviser and ETFs, are subject to market and management risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Portfolios invest.

LIBOR Transition and Associated Risk—The Portfolios may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or

60	Bernstein Fund, Inc.

instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolios’ performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Portfolios’ performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Cybersecurity Risk—Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

The Fund has authorized 27 billion shares of common stock, par value $0.0001 per share. Each SCB Class, Advisor Class and Class Z of the Portfolios is allocated 1 billion shares. The balance of the authorized shares have been allocated to share classes that are currently not offered.

Share transactions for each Portfolio for the years ended September 30, 2021 and September 30, 2020, were as follows:

	SMALL CAP CORE PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20
SCB Class Shares

Shares sold	25,857	65,916	$375,348	$651,664

Shares issued to shareholders on reinvestment of dividends	1,828	1,366	23,193	15,687

Shares redeemed	(124,509)	(113,348)	(1,740,086)	(1,142,058)

Net decrease	(96,824)	(46,066)	$(1,341,545)	$(474,707)

2021 Annual Report	61

Notes to Financial Statements (continued)

	SMALL CAP CORE PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20
Advisor Class Shares

Shares sold	2,500,524	9,739,815	$35,807,023	$89,708,816

Shares issued to shareholders on reinvestment of dividends	190,207	226,732	2,419,437	2,605,151

Shares redeemed	(7,855,959)	(26,842,284)	(111,213,408)	(276,218,342)

Net decrease	(5,165,228)	(16,875,737)	$(72,986,948)	$(183,904,375)

Class Z Shares

Shares sold	5,582	0	$82,836	$0

Shares issued to shareholders on reinvestment of dividends	57,660	85,376	732,856	980,966

Shares redeemed	(476,897)	(6,671,402)	(6,438,248)	(70,622,542)

Net decrease	(413,655)	(6,586,026)	$(5,622,556)	$(69,641,576)

	INTERNATIONAL SMALL CAP PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20
SCB Class Shares

Shares sold	335,053	646,758	$4,054,689	$6,458,770

Shares issued to shareholders on reinvestment of dividends	46,902	88,586	537,030	967,359

Shares redeemed	(1,079,447)	(891,853)	(13,363,582)	(8,622,943)

Net decrease	(697,492)	(156,509)	$(8,771,863)	$(1,196,814)

Advisor Class Shares

Shares sold	7,708,373	13,190,293	$97,452,713	$132,670,957

Shares issued to shareholders on reinvestment of dividends	666,220	1,209,860	7,634,878	13,211,672

Shares redeemed	(9,480,523)	(18,487,514)	(117,842,861)	(179,162,481)

Net decrease	(1,105,930)	(4,087,361)	$(12,755,270)	$(33,279,852)

Class Z Shares

Shares sold	9,435	682,056	$127,652	$5,860,000

Shares issued to shareholders on reinvestment of dividends	453,927	761,111	5,202,006	8,311,336

Shares redeemed	(1,201,471)	(1,652,293)	(15,348,379)	(17,088,224)

Net decrease	(738,109)	(209,126)	$(10,018,721)	$(2,916,888)

62	Bernstein Fund, Inc.

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20
SCB Class Shares

Shares sold	3,148,892	3,011,383	$40,718,452	$33,236,412

Shares issued to shareholders on reinvestment of dividends	130,279	227,647	1,606,333	2,734,044

Shares redeemed	(5,422,778)	(3,497,820)	(71,875,899)	(38,129,355)

Shares issued in connection with the Reorganization	19,723,789	0	245,758,272	0

Net increase (decrease)	17,580,182	(258,790)	$216,207,158	$(2,158,899)

Advisor Class Shares

Shares sold	58,225,325	32,049,707	$776,134,774	$352,064,959

Shares issued to shareholders on reinvestment of dividends	2,286,025	3,780,220	28,209,553	45,476,036

Shares redeemed	(42,597,449)	(45,152,493)	(565,315,718)	(490,474,763)

Shares issued in connection with the Reorganization	246,887,065	0	3,078,679,452	0

Net increase (decrease)	264,800,966	(9,322,566)	$3,317,708,061	$(92,933,768)

Class Z Shares

Shares sold	702,267	0	$9,447,722	$0

Shares issued to shareholders on reinvestment of dividends	1,551,141	2,444,301	19,172,105	29,429,388

Shares redeemed	(31,573,155)	(3,120,628)	(416,912,398)	(36,128,660)

Shares issued in connection with the Reorganization	65,673,579	0	820,264,571	0

Net increase (decrease)	36,353,832	(676,327)	$431,972,000	$(6,699,272)

At September 30, 2021, certain AllianceBerstein mutual funds owned 13%, 24% and 15% of Small Cap Core Portfolio, International Small Cap Portfolio and International Strategic Equities Portfolio, respectively, in aggregate of the Portfolios’ outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolios’ performance.

NOTE 7.	Merger and Reorganization

At the Board meeting held on July 23, 2020, the Board of the Fund approved the acquisition of the assets and assumption of the liabilities of the Acquired Portfolios by the Acquiring Portfolio. The Portfolios have the same investment objective and similar investment strategies. The Reorganization was completed at the close of business December 4, 2020. Pursuant to the Reorganization, the assets and liabilities of the Acquired Portfolios shares were transferred in exchange for the shares of the Acquiring Portfolio, in a tax-free exchange as follows:

PORTFOLIO	SHARES OUTSTANDING BEFORE THE REORGANIZATION	SHARES OUTSTANDING IMMEDIATELY AFTER THE REORGANIZATION	AGGREGATE NET ASSETS BEFORE THE REORGANIZATION		AGGREGATE NET ASSETS IMMEDIATELY AFTER THE REORGANIZATION
Tax-Managed International	160,996,330	-0-	$2,926,434,366	+	$-0-

International	69,612,429	-0-	1,218,267,929	++	-0-

International Strategic Equities	350,542,748	682,827,181	4,373,059,514		8,517,761,809

+	Includes unrealized appreciation of $445,212,768.

++	Includes unrealized appreciation of $189,027,013.

2021 Annual Report	63

Notes to Financial Statements (continued)

Assuming the acquisition of the Acquired Portfolios had been completed on October 1, 2020, the Acquiring Portfolio’s pro forma results of operations for the year ended September 30, 2021, are as follows:

Net investment income	$193,213,455

Net realized and unrealized gain on investments	1,303,247,177

Net increase in net assets resulting from operations	$1,496,460,632

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolios that have been included in the Acquiring Portfolio’s statement of operations since December 4, 2020.

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolios were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE 8.	Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE 9.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

64	Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Bernstein Fund, Inc. and Shareholders of Small Cap Core Portfolio, International Small Cap Portfolio and International Strategic Equities Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Small Cap Core Portfolio, International Small Cap Portfolio and International Strategic Equities Portfolio (constituting Bernstein Fund, Inc., hereafter collectively referred to as the “Portfolios”) as of September 30, 2021, the related statements of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of September 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2021 and each of the financial highlights for each of the five years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

November 23, 2021

We have served as the auditor of one or more of the investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor.

2021 Annual Report	65

2021 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2021. For corporate shareholders, the following percentages of dividends paid by each Portfolio qualify for the dividends received deduction.

PORTFOLIO	DIVIDENDS RECEIVED DEDUCTION % (CORPORATE SHAREHOLDERS)

Small Cap Core	100%

For the taxable year ended September 30, 2021, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders.

PORTFOLIO	QUALIFIED DIVIDEND INCOME
Small Cap Core	$3,943,698

International Small Cap	18,526,806

International Strategic Equities	83,557,614

Certain Portfolios intend to make an election to pass through foreign taxes paid by the Portfolios to their shareholders. For the taxable year ended September 30, 2021, the maximum amounts of foreign taxes that may be passed through and the foreign source income for information reporting purposes is as follows:

PORTFOLIO	FOREIGN TAXES TO PASS THROUGH	FOREIGN SOURCE INCOME
International Small Cap	$3,981,008	$37,586,490

International Strategic Equities	26,556,391	279,716,197

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2022.

66	Bernstein Fund, Inc.

Bernstein Fund, Inc.

BOARD OF DIRECTORS

Debra Perry(1)(3)

Chair

Beata D. Kirr

President

R. Jay Gerken(1)(3)

Director

Jeffrey R. Holland(1)

Director

William Kristol(1)

Director

Michelle McCloskey(1)

Director

Donald K. Peterson(1)

Director

OFFICERS

Andrew Birse(2),

Vice President

Peter Chocian(2),

Vice President

Serdar Kalaycioglu(2),

Vice President

Samantha S. Lau(2),

Vice President

Stuart Rae(2),

Vice President

Anuradha Venkataraman(2),

Vice President

Erik A. Turenchalk(2),

Vice President

Nelson Yu(2),

Vice President

Emilie D. Wrapp,

Secretary

Michael B. Reyes,

Senior Analyst

Joseph J. Mantineo,

Treasurer and Chief Financial Officer

Phyllis J. Clarke,

Controller

Vincent S. Noto,

Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

DISTRIBUTORS(4)

Sanford C. Bernstein & Co., LLC

1345 Avenue of the Americas

New York, NY 10105

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

TRANSFER AGENT

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

(1)	Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.
(2)	The day-to-day management of, and investment decisions for, the Portfolios are made by the senior management teams. Mr. Rae and Ms. Venkataraman are the investment professionals with the most significant responsibility for the day-to-day management of the International Strategic Equities Portfolio. Messrs. Birse, Chocian and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the International Small Cap Portfolio. Ms. Lau and Messrs. Kalaycioglu and Turenchalk are the investment professionals with the most significant responsibility for the day-to-day management of the Small Cap Core Portfolio.
(3)	Member of the Pricing Committee.
(4)	Sanford C. Bernstein & Co., LLC acts as distributor of SCB Class shares of each Portfolio. AllianceBernstein Investments, Inc. acts as the principal underwriter and distributor of the Portfolios’ Advisor Class and Class Z shares. Advisor Class shares and Class Z shares are not subject to the Rule 12b-1 asset-based sales charges.

2021 Annual Report	67

Bernstein Fund, Inc. (continued)

DIRECTORS’ INFORMATION
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past Five (5) Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Directorships Currently Held by Director
INTERESTED DIRECTOR
Beata D. Kirr,** c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 47 (2019)	Senior Vice President of the Investment Manager with which she has been associated since prior to 2016. She is the Co-Head of Investment Strategies since April 2020 and a National Managing Director since 2017. She was previously the Head of Private Client Core Asset Strategies. She joined the firm in 2007 as a Senior Portfolio Manager. Prior to joining AB, she was a director at Harris Alternatives, a global fund of hedge funds, and was with Goldman Sachs, where she advised clients in the Equities, M&A and Equity Capital Markets divisions, from their New York, London and Chicago offices.	17	Women Employed
DISINTERESTED DIRECTORS
Debra Perry,#^ Chair of the Board 70 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; earlier she held executive positions with First Boston Corporation and Chemical Bank.	17	Assurant, Inc., since 2017; Genworth Financial, Inc., since 2016; Korn/Ferry International, since 2008; PartnerRe, from 2013-2016; Bank of America Funds Series Trust, from 2011-2016

R. Jay Gerken,#^ 70 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the boards of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001 and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993.	17	Cedar Lawn Corporation; New Jersey Chapter of The Nature Conservancy; and Associated Banc-Corp

68	Bernstein Fund, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past Five (5) Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Directorships Currently Held by Director
Jeffrey R. Holland,# 55 (2019)	Formerly, Limited Partner of Brown Brothers Harriman from 2014 to 2018. Prior thereto, General Partner of Brown Brothers Harriman from 2006 to 2013.	17	Director of various non-profit organizations

William Kristol,# 68 (1994)	Founder and Editor, The Weekly Standard from 1995 to 2018. He is a regular contributor on leading political commentary shows. He has served as the inaugural Vann Professor of Ethics and Society at Davidson College since 2019.	17	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Institute for the Study of War; Foundation for Constitutional Government; and Defending Democracy Together, a non-profit educational corporation

Michelle McCloskey,# 59 (2019)	Formerly, President of Americas, Man Group from 2017 to August 2019 and President of Man FRM from 2015 to August 2019. Prior thereto, she was a Senior Managing Director of Man FRM from 2012 to 2015. While at the Man Group, she served on the Executive Committee of Man Group plc from 2012 to 2019, as Chief Executive Officer, Board of Managers of Man Alternative Multi Strategy Fund from 2016 to 2019 and as President and Chair of the Board of the Pine Grove Institutional Funds from 2016 to 2019. She currently serves on the Investment Advisory Committee of Texas Tech University Endowment.	17	None

2021 Annual Report	69

Bernstein Fund, Inc. (continued)

DIRECTORS’ INFORMATION (continued)
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past Five (5) Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Directorships Currently Held by Director
Donald K. Peterson,# 72 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (telecommunications equipment and services) from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies (telecommunications equipment and services) from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. (telecommunications and networking equipment) from 1994 to 1995. Prior thereto, he was at Nortel from 1976 to 1995.	17	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA and Member of the Board of TIAA-Bank, FSB

+ The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

* There is no stated term of office for the Directors.

** Ms. Kirr is an “interested person” as defined by the Investment Company Act of 1940, because of her affiliation with AllianceBernstein.

# Member of the Audit Committee, the Governance, Nominating, and Compensation Committee, and the Independent Directors Committee.

^ Member of the Pricing Committee.

70	Bernstein Fund, Inc.

MANAGEMENT OF THE FUND
Name, Address,* and Age	Principal Position(s) Held with Fund	Principal Occupation During Past Five (5) Years
Beata D. Kirr, 47	President	See biography above.

Andrew Birse, 43	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2016.

Peter Chocian, 49	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2016.

Serdar Kalaycioglu, 44	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2016.

Samantha S. Lau, 49	Vice President	Senior Vice President of the Manager**, with which she has been associated since prior to 2016.

Stuart Rae, 56	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2016.

Anuradha Venkataraman, 51	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2016.

Erik A. Turenchalk, 48	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2016.

Nelson Yu, 50	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2016.

Emilie D. Wrapp, 65	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2016.

Michael B. Reyes, 45	Senior Analyst	Vice President of the Manager**, with which he has been associated since prior to 2016.

Joseph J. Mantineo, 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2016.

2021 Annual Report	71

Bernstein Fund, Inc. (continued)

MANAGEMENT OF THE FUND (continued)
Name, Address,* and Age	Principal Position(s) Held with Fund	Principal Occupation During Past Five (5) Years
Phyllis J. Clarke, 60	Controller	Vice President of ABIS**, with which she has been associated since prior to 2016.

Vincent S. Noto, 56	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Manager**, since prior to 2016.

* The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

** The Manager, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (212) 486-5800, or visit www.bernstein.com, for a free prospectus or SAI.

72	Bernstein Fund, Inc.

Operation and Effectiveness of the Portfolios’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolios to designate an Administrator of the Portfolios’ Liquidity Risk Management Program. The Administrator of the Portfolios’ LRMP is AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolios’ LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolios’ compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolios will be unable to meet their redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolios classify the liquidity of their portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolios’ strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolios participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolios are required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolios’ reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, the Portfolios’ concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolios’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Portfolios, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Portfolios or their ability to timely meet redemptions during the Program Reporting Period.

2021 Annual Report	73

Board Consideration of Investment Management Arrangement

Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the International Strategic Equities Portfolio, International Small Cap Portfolio, and Small Cap Core Portfolio (each, a “Portfolio” and collectively, the “Portfolios”) of the Fund, and AllianceBernstein L.P. (the “Adviser”)(the “Investment Management Agreement”) at a video conference meeting held on October 27-28, 2021.1

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement.

In connection with the annual review of the continuation of the Investment Management Agreement between the Fund and the Adviser, counsel to the Independent Directors sent a letter to the Adviser dated August 12, 2021, that contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met by video conference and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On October 5, 2021, the Board of Directors held a video conference meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. At that meeting, the Independent Directors met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the October 5, 2021 meeting, the Independent Directors, through counsel, requested certain additional information by means of an email from their independent counsel dated October 7, 2021, and the Adviser provided certain additional information by means of a memorandum dated October 15, 2021. The Independent Directors held a video conference meeting on October 19, 2021 with their independent counsel and the Senior Analyst to further discuss the contract renewal materials and supplemental materials provided in response to the Board’s request. On October 27-28, 2021, the Board of Directors held a video conference meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information requested by the Independent Directors relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the Investment Management Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Investment Management Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Analyst and the independent fee consultant at the request of the Board. The Fund’s Senior Analyst assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements pursuant to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the October 5, 2021 and October 27-28, 2021 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

1 The meeting was held by video conference in view of the ongoing COVID-19 pandemic and based on exemptive relief issued by the Securities and Exchange Commission, with the Board’s intention to ratify the approval of the Investment Management Agreement at its next in-person meeting.

74	Bernstein Fund, Inc.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Analyst also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees and expenses of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as investment adviser or subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients. In particular, with respect to the International Strategic Equities Portfolio, the Board noted that the Portfolio’s strategy included a greater allocation to emerging markets securities, versus certain other international portfolios managed by the Adviser that did not have a similar allocation to emerging markets securities.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to continue fee waivers and/or expense caps applicable to the International Small Cap and Small Cap Core Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational and other changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered information about the impact of the ongoing COVID-19 pandemic on the Adviser’s operations and the Adviser’s ability to continue to provide the same scope and quality of services to the Portfolios. The Board considered the ongoing impacts of the relocation of substantial operations of the Adviser from the New York City area to Nashville, Tennessee as well as the implications of a substantial number of the Adviser’s employees working from home during the pandemic.

2021 Annual Report	75

Board Consideration of Investment Management Arrangement (continued)

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year and 5-year periods ended July 31, 2021 and versus each Portfolio’s benchmark index for the 1-year, 3-year, 5-year and since inception for the relevant periods, as well as the most recently available Morningstar rating for the Portfolios. The Board also received certain updated performance information as of September 30, 2021. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios, including enhancements to portfolio management models. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2019 and 2020, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, noting that the methodology was consistent with the Adviser’s internal financial reporting. The Directors acknowledged that there are many potentially acceptable allocation methodologies for cost allocation, and that in certain cases the selected allocation methodology may not capture all costs borne by the Adviser with respect to a Portfolio. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency and distribution services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among different investment advisers because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different business mixes.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. In this regard, the Board considered that two other portfolios previously managed by the Adviser had been merged into the International Strategic Equities Portfolio in 2021, thereby increasing the Portfolio’s assets under management. As a result, there was a decrease in the effective advisory fee rate of the International Strategic Equities Portfolio. The Directors discussed other possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

The Directors also considered the Senior Analyst materials which they received in connection with the review of the Investment Management Agreement, which included information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods.

76	Bernstein Fund, Inc.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, recent fee reductions for the International Strategic Equities Portfolio, breakpoint arrangements as currently in effect for the International Strategic Equities Portfolio, the fact that the International Small Cap and Small Cap Core Portfolios are research-intensive and may be capacity-constrained, expense caps and waivers applying to the International Small Cap and Small Cap Core Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis). The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below.

PORTFOLIO	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
International Strategic Equities Portfolio	0.75% on the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% of assets in excess of $5 billion

International Small Cap Portfolio	1.00% of assets.

Small Cap Core Portfolio	0.80% of assets.

2021 Annual Report	77

Distributor

BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

ISCEC-0151-0921

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Donald K. Peterson, Debra Perry and R. Jay Gerken qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Pricewaterhouse Coopers LLP , for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
Bernstein Fund Inc. Small Cap Core Portfolio	2020	$21,700	$2,542	$27,727
	2021	$21,700	$1,099	$69,399
Bernstein Fund Inc. International Small Cap Portfolio	2020	$25,000	$2,542	$42,010
	2021	$25,000	$1,099	$30,817
Bernstein Fund Inc. International Strategic Equities Portfolio	2020	$25,000	$2,542	$35,642
	2021	$25,000	$7,766	$345,765

*	Paid to Ernst & Young LLP.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Bernstein Fund Inc. Small Cap Core Portfolio	2020	$3,934,963	$30,269
			$(2,542)
			$(27,727)
	2021	$3,091,548	$70,498
			$(1,099)
			$(69,399)
Bernstein Fund Inc. International Small Cap Portfolio	2020	$3,949,246	$44,552
			$(2,542)
			$(42,010)
	2021	$3,052,967	$31,916
			$(1,099)
			$(30,817)
Bernstein Fund Inc. International Strategic Equities Portfolio	2020	$3,942,878	$38,184
			$(2,542)
			$(35,642)
	2021	$3,374,581	$353,531
			$(7,766)
			$(345,765)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Bernstein Fund, Inc.

By:	/s/ Beata Kirr
Beata Kirr
President

Date: November 29, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Beata Kirr
Beata Kirr
President

Date: November 29, 2021

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: November 29, 2021